EXHIBIT 10.06


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                          INTERSIL HOLDING CORPORATION,
                                     Issuer



                 11.13% Subordinated Pay-In-Kind Notes Due 2010





                                    INDENTURE



                           Dated as of August 13, 1999







                    United States Trust Company of New York,
                                     Trustee


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                              CROSS-REFERENCE TABLE

  TIA                                                              Indenture
Section                                                             Section
-------                                                            ---------
310(a)(1).............................................................7.10
   (a)(2).............................................................7.10
   (a)(3).............................................................N.A.
   (a)(4).............................................................N.A.
   (b)................................................................7.8; 7.10
   (c)................................................................N.A.
311(a)................................................................7.11
   (b)................................................................7.11
   (c)................................................................N.A.
312(a)................................................................2.5
   (b)................................................................11.3
   (c)................................................................11.3
313(a)................................................................7.6
   (b)(1).............................................................N.A.
   (b)(2).............................................................7.6
   (c)................................................................11.2
   (d)................................................................7.6
314(a)................................................................4.2; 11.2
   (b)................................................................N.A.
   (c)(1).............................................................11.4
   (c)(2).............................................................11.4
   (c)(3).............................................................N.A.
   (d)................................................................N.A.
   (e)................................................................11.5
   (f)................................................................N.A.
315(a)................................................................7.01
   (b)................................................................7.05; 11.2
   (c)................................................................7.1
   (d)................................................................7.1
   (e)................................................................6.11
316(a)(last sentence).................................................11.6
   (a)(1)(A)..........................................................6.5
   (a)(1)(B)..........................................................6.4
   (a)(2).............................................................N.A.
   (b)................................................................6.7
317(a)(1).............................................................6.8
   (a)(2).............................................................6.9
   (b)................................................................2.4
318(a)................................................................11.1

                           N.A. means Not Applicable.


Note: This Cross-Reference Table shall not, for any purpose, be deemed to be part of the Indenture.

                                TABLE OF CONTENTS

                                                                            Page

ARTICLE  1 Definitions and Incorporation by Reference.........................1
     Section 1.1. Definitions.................................................1
     Section 1.2. Other Definitions...........................................8
     Section 1.3. Incorporation by Reference of Trust Indenture Act...........8
     Section 1.4. Rules of Construction.......................................9

ARTICLE  2 The Securities....................................................10
     Section 2.1. Form and Dating............................................10
     Section 2.2. Execution and Authentication...............................10
     Section 2.3. Registrar and Paying Agent.................................10
     Section 2.4. Paying Agent To Hold Money in Trust........................11
     Section 2.5. Securityholder Lists.......................................11
     Section 2.6. Transfer and Exchange......................................11
     Section 2.7. Replacement Securities.....................................12
     Section 2.8. Outstanding Securities.....................................12
     Section 2.9. Temporary Securities.......................................13
     Section 2.10. Cancellation..............................................13
     Section 2.11. Defaulted Interest........................................13
     Section 2.12. CUSIP Numbers.............................................13
     Section 2.13. Issuance of Additional Securities.........................14

ARTICLE  3 Redemption........................................................15
     Section 3.1. Notices to Trustee.........................................15
     Section 3.2. Selection of Securities To Be Redeemed.....................15
     Section 3.3. Notice of Redemption.......................................15
     Section 3.4. Effect of Notice of Redemption.............................16
     Section 3.5. Deposit of Redemption Price................................16
     Section 3.6. Securities Redeemed in Part................................16

ARTICLE  4 Covenants.........................................................17
     Section 4.1. Payment of Securities......................................17
     Section 4.2. SEC Reports................................................17
     Section 4.3. Preservation of Corporate Existence; etc...................17
     Section 4.4. Payment of Taxes, Assessment, Charges and Claims...........17
     Section 4.5. Limitation on Restricted Payments..........................18
     Section 4.6. Compliance with Laws.......................................19
     Section 4.7. Limitation on Payment Restrictions.........................19
     Section 4.8. Compliance Certificate.....................................19
     Section 4.9. Further Instruments and Acts...............................20
     Section 4.10. Transactions with Affiliates..............................20

ARTICLE  5 Successor Companies...............................................20
     Section 5.1. When Company May Merge or Transfer Assets..................20

ARTICLE  6 Defaults and Remedies.............................................21
     Section 6.1. Events of Default..........................................21
     Section 6.2. Acceleration...............................................22
     Section 6.3. Other Remedies.............................................23
     Section 6.4. Waiver of Past Defaults....................................23
     Section 6.5. Control by Majority........................................23
     Section 6.6. Limitation on Suits........................................23
     Section 6.7. Rights of Holders To Receive Payment.......................24
     Section 6.8. Collection Suit by Trustee.................................24
     Section 6.9. Trustee May File Proofs of Claim...........................24
     Section 6.10. Priorities................................................24
     Section 6.11. Undertaking for Costs.....................................25
     Section 6.12. Waiver of Stay or Extension Laws..........................25

ARTICLE  7 Trustee...........................................................25
     Section 7.1. Duties of Trustee..........................................25
     Section 7.2. Rights of Trustee..........................................27
     Section 7.3. Individual Rights of Trustee...............................27
     Section 7.4. Trustee's Disclaimer.......................................27
     Section 7.5. Notice of Defaults.........................................28
     Section 7.6. Reports by Trustee to Holders..............................28
     Section 7.7. Compensation and Indemnity.................................28
     Section 7.8. Replacement of Trustee.....................................29
     Section 7.9. Successor Trustee by Merger................................30
     Section 7.10. Eligibility; Disqualification.............................30
     Section 7.11. Preferential Collection of Claims Against Company.........30

ARTICLE  8 Discharge of Indenture; Defeasance................................30
     Section 8.1. Discharge of Liability on Securities; Defeasance...........30
     Section 8.2. Conditions to Defeasance...................................31
     Section 8.3. Application of Trust Money.................................32
     Section 8.4. Repayment to Company.......................................33
     Section 8.5. Indemnity for Government Obligations.......................33
     Section 8.6. Reinstatement..............................................33

ARTICLE  9 Amendments........................................................33
     Section 9.1. Without Consent of Holders.................................33
     Section 9.2. With Consent of Holders....................................34
     Section 9.3. Compliance with Trust Indenture Act........................35
     Section 9.4. Revocation and Effect of Consents and Waivers..............35
     Section 9.5. Notation on or Exchange of Securities......................36
     Section 9.6. Trustee To Sign Amendments.................................36
     Section 9.7. Payment for Consent........................................36

ARTICLE  10 Subordination....................................................36
     Section 10.1. Subordinated Debt Subordinated to Senior Debt.............36
     Section 10.2. No Payment on Subordinated Debt in
                     Certain Circumstances...................................37
     Section 10.3. Subordinated Debt Subordinated to Prior Payment of
                     All Senior Debt on Dissolution..........................38

     Section 10.4. Holders to be Subrogated to Rights of
                     Holders of Senior Debt..................................39
     Section 10.5. Subordination Rights Not Impaired by Acts or Omissions
                     of the Company or Holders of Senior Debt................39
     Section 10.6. In Furtherance of Subordination...........................40
     Section 10.7. Obligations of Company Unconditional......................41
     Section 10.8. Holder Entitled to Assume Payments Not Prohibited
                     in Absence of Notice....................................41
     Section 10.9. Rights in Insolvency Proceedings..........................42
     Section 10.10. Waiver of Consolidation..................................42
     Section 10.11. Miscellaneous............................................42
     Section 10.12. Subrogation..............................................44
     Section 10.13. Relative Rights..........................................44
     Section 10.14. Rights of Trustee and Paying Agent.......................45
     Section 10.15. Distribution or Notice to Representative.................45
     Section 10.16. Article 10 Not To Prevent Events of Default or
                      Limit Right To Accelerate..............................45
     Section 10.17. Trust Moneys Not Subordinated............................45
     Section 10.18. Trustee Entitled To Rely.................................45
     Section 10.19. Trustee To Effectuate Subordination......................46
     Section 10.20. Trustee Not Fiduciary for Holders
                      of Senior Indebtedness.................................46
     Section 10.21. Reliance by Holders of Senior
                      Indebtedness on Subordination Provisions...............46

ARTICLE  11 Miscellaneous....................................................47
     Section 11.1. Trust Indenture Act Controls..............................47
     Section 11.2. Notices...................................................47
     Section 11.3. Communication by Holders with Other Holders...............48
     Section 11.4. Certificate and Opinion as to Conditions Precedent........48
     Section 11.5. Statements Required in Certificate or Opinion.............48
     Section 11.6. When Securities Disregarded...............................49
     Section 11.7. Rules by Trustee, Paying Agent and Registrar..............49
     Section 11.8. Legal Holidays............................................49
     Section 11.9. Governing Law.............................................49
     Section 11.10. No Recourse Against Others...............................49
     Section 11.11. Successors...............................................50
     Section 11.12. Multiple Originals.......................................50
     Section 11.13. Table of Contents; Headings..............................50

Exhibit A - Form of Security

     INDENTURE dated as of August 13, 1999, between INTERSIL HOLDING CORPORATION, a Delaware corporation (the "Company" or "Issuer"), and United States Trust Company of New York, a New York banking corporation (the "Trustee").

     Each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of (1) the Company's 11.13% Subordinated Pay-In-Kind Notes Due 2010 (the "Initial Securities") and (2) if and when issued any Additional Securities (as defined herein, and together with the Initial Securities, the "Securities"):

                                    ARTICLE 1
                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.1 Definitions.

     "Acceleration Notice" shall have the meaning set forth in Section 6.2

     "Additional Securities" means 11.13% Subordinated Pay-In-Kind Notes Due 2010 issued from time to time after the Issue Date under the terms of this Indenture (other than pursuant to Section 2.6, 2.7, 2.9 or 3.6).

     "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent" means Credit Suisse First Boston, as administrative agent for the Lenders party to the Credit Agreement, any successor agent and any agent for the Lenders with respect to any amendment, extension, supplement, increase, renewal, refunding, replacement, refinancing (including successive refinancings) or other modification of the Bank Debt. If no such agent exists, "Agent" shall mean the holders of a majority of the outstanding Bank Debt.

     "Asset Disposition" means any sale, lease, transfer or other disposition (or series of related sales, leases, transfers or dispositions) by the Company or any Subsidiary, including any disposition by means of a merger, consolidation or similar transaction (each referred to for the purposes of this definition as a "disposition"), of (1) any shares of Capital Stock of a Subsidiary (other than directors' qualifying shares or shares required by applicable law to be held by a Person other than the Company or a Subsidiary), (2) all or substantially all of the assets of any division or line of business of the Company or any Subsidiary or (3) any other assets of the Company or any Subsidiary outside of the ordinary course of business of the Company or such Subsidiary (other than, in the case of (1), (2) and (3) above, (x) a disposition by a Subsidiary to the Company or by the Company or a Subsidiary to a Wholly Owned Subsidiary, (y) for purposes of Section 4.06 of the Intersil Corporation Indenture only, a disposition that constitutes a Restricted Payment permitted by Section 4.04 of the Intersil Corporation Indenture and (z) a disposition of assets with a fair market value of less than $100,000).

     "Bank Debt" means all obligations of the Subsidiaries and of the Company as guarantor, now or hereafter existing (a) under the Credit Agreement as it may hereafter be amended, extended, supplemented, increased, renewed, refunded, replaced, refinanced (including successive refinancings) or otherwise modified from time to time, whether for principal, interest, premium, reimbursement of amounts drawn under letters of credit issued pursuant to the Credit Agreement, fees, expenses, indemnities or otherwise and (b) under any of the Senior Loan Documents, as they may hereafter be amended, extended, supplemented, increased, renewed, refunded, replaced, refinanced (including successive refinancings) or otherwise modified from time to time.

     "Bankruptcy Law" shall mean Title 11, United States Code or any similar federal or state law for the relief of debtors.

     "Business Day" means each day which is not a Legal Holiday.

     "Capital Stock" of any Person means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) equity of such Person, including any Preferred Stock, but excluding any debt securities convertible into such equity.

     "CMP" means Citicorp Mezzanine Partners, L.P., a Delaware limited partnership.

     "CMP Debt" means all obligations of the Corporation and the Subsidiaries now or hereafter, existing (a) under the CMP Subordinated Credit Agreement as it may hereafter be amended, extended, supplemented, increased, renewed, refunded, replaced, refinanced (including successive refinancings) or otherwise modified from time to time, whether for principal, interest, premium, reimbursement of amounts drawn under letters of credit issued pursuant to the CMP Subordinated Credit Agreement, fees, expenses, indemnities or otherwise and (b) under any of the CMP Loan Documents, as they may hereafter be amended, extended, supplemented, increased, renewed, refunded, replaced, refinanced (including successive refinancings) or otherwise modified from time to time.

     "CMP Loan Documents" means all Loan Documents (as defined in the CMP Subordinated Credit Agreement).

     "CMP Subordinated Credit Agreement" means the Subordinated Credit Agreement, dated as of August 13, 1999, by and between the Corporation and CMP (the "CMP Subordinated Credit Agreement").

     "Code" means the Internal Revenue Code of 1986, as amended.

     "Company" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein and required by the TIA, each other obligor on the indenture securities.

     "Credit Agreement" means the Credit Agreement dated as of the date hereof (as such Agreement may hereafter be amended, extended, supplemented, increased, renewed, refunded, replaced, refinanced (including successive refinancings) or otherwise modified), among the Company, as borrower, the Lenders party thereto, Credit Suisse First Boston, as administrative agent for the Lenders, and as collateral agent, swingline lender and an issuing bank, Salomon Smith Barney Inc., as syndication agent, and Morgan Guaranty Trust Company of New York, as documentation agent.

     "Custodian" means any receiver, trustee, assignee, liquidator, sequestrator or similar official under any Bankruptcy Law or in connection with any insolvency proceeding.

     "CVC" shall mean Citicorp Venture Capital Ltd. or Citicorp N.A.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Equity Swap" shall have the meaning set forth in Section 4.5.

     "Event of Default" shall have the meaning set forth in Section 6.1.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "GAAP" means generally accepted accounting principles in the United States of America, including those set forth in (i) the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants, (ii) statements and pronouncements of the Financial Accounting Standards Board, (iii) such other statements by such other entity as may be approved by a significant segment of the accounting profession of the United States and (iv) the rules and regulations of the SEC governing the inclusion of financial statements (including pro forma financial statements) in periodic reports required to be filed pursuant to Section 13 of the Exchange Act, including opinions and pronouncements in staff accounting bulletins and similar written statements from the accounting staff of the SEC, as in effect on the date of this Indenture. All ratios and computations based on GAAP contained in this Indenture shall be computed in conformity with GAAP.

     "Harris" shall mean Harris Corporation, a Delaware corporation.

     "Holder" or "Securityholder" means the Person in whose name a Security is registered on the Registrar's books.

     "Intersil Corporation Indenture" means the Indenture dated the date hereof between Intersil Corporation, a Delaware corporation, and the Intersil Corporation Trustee relating to the Intersil Corporation Notes.

     "Intersil Corporation Notes" means the 13.25% Senior Subordinated Notes issued under the Intersil Corporation Indenture as it may hereafter be amended, extended, supplemented, increased, renewed, refunded, replaced, refinanced or otherwise modified from time to time, whether for principal, interest, premium, fees, expenses, indemnities or otherwise.

     "Intersil Corporation Trustee" means United States Trust Company of New York, a New York banking corporation, as trustee under the Intersil Corporation Indenture until a successor replaces it and, thereafter, means the successor.

     "Indebtedness" means, without duplication, with respect to any person, (a) the principal of and premium (if any) in respect of all indebtedness of such person for borrowed money, (b) the principal of and premium (if any) in respect of all obligations of such person evidenced by notes, bonds, debentures or other similar instruments, (c) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (d) all obligations of such person as lessee under leases that have been or should be, in accordance with generally accepted accounting principles, recorded as capital leases, (e) all obligations, contingent or otherwise, of such person under acceptance, letter of credit or similar facilities, (f) all indebtedness of the type referred to in clauses (a) through (e) above guaranteed directly or indirectly in any manner by such person, or in effect guaranteed directly or indirectly by such person through an agreement (1) to pay or purchase such indebtedness or to advance or supply funds for the payment or purchase of such indebtedness, (2) to purchase, sell or lease (as lessee or lessor) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such indebtedness or to assure the holder of such indebtedness against loss, (3) to supply funds to or in any other manner invest in the debtor (including any agreement to pay for property or services irrespective of whether such property is received or such services are rendered) or (4) otherwise to assure a creditor against loss, and
(i) all indebtedness of the type referred to in clauses (a) through (e) above secured by (or for which the holder of such indebtedness has an existing right, contingent or otherwise, to be secured by) any lien on property (including, without limitation, accounts and contract rights) owned by such person, even though such person has not assumed or become liable for the payment of such indebtedness, but excluding trade and other accounts payable in the ordinary course of business in accordance with customary trade terms and which are not overdue for more than 90 days, or as to which a dispute exists and adequate reserves in conformity with generally accepted accounting principles have been established on the books of such person.

     "Indenture" means this Indenture as amended or supplemented from time to time.

     "Initial Securities" shall have the meaning set forth in the second paragraph of this Indenture.

     "Insolvency Proceeding" shall have the meaning set forth in Section 10.9.

     "Issue Date" means the date on which the Initial Securities are originally issued.

     "Issuer" shall have the meaning set forth in the first paragraph of this Indenture.

     "Junior Indebtedness" shall mean any Indebtedness of the Company whether outstanding on the date hereof or incurred thereafter, that is subordinated in right of payment to the Securities either by its terms or by operation of law, including without limitation, any junior subordinated debentures issued by the Company.

     "Lenders" means the Lenders as defined in the Credit Agreement.

     "Lien" means any mortgage, pledge, security interest, encumbrance, lien or charge of any kind (including any conditional sale or other title retention agreement or lease in the nature thereof).

     "Loan Parties" shall mean the Company and any Subsidiary which is an obligor under the Credit Agreement or the Securities.

     "Non-payment Default" means any default or event of default (other than a Payment Default) under any agreement or instrument relating to Senior Debt. For purposes of the immediately preceding sentence, an "event of default" shall exist when as a result thereof the holders of the pertinent Senior Debt are then permitted (whether or not with the requirement that notice be given) to cause such Senior Debt to become due prior to its scheduled maturity.

     "Officer" means the Chief Executive Officer, the President, the Chief Operating Officer, any Vice President, the Treasurer or the Secretary of the Company.

     "Officers' Certificate" means a certificate signed by two Officers.

     "Opinion of Counsel" means a written opinion from legal counsel who is acceptable to the Trustee. The counsel may be an employee of or counsel to the Company or the Trustee.

     "Payment Blockage Period" shall have the meaning set forth in Section 10.2(3).

     "Payment Default" means any default in the payment of principal of, premium, if any, interest on, or other amounts payable on, or in connection with, Senior Debt, irrespective of whether such default in payment results from a failure to pay any amount when originally scheduled to be paid or upon acceleration or otherwise.

     "Person" shall mean any individual, partnership, corporation, trust or unincorporated organization or a government or agency or political subdivision thereof.

     "Preferred Stock", as applied to the Capital Stock of any Person, means Capital Stock of any class or classes (however designated) which is preferred as to the payment of dividends or distributions, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such Person, over shares of Capital Stock of any other class of such Person.

     "Remedies Blockage Period" shall have the meaning set forth in Section
10.2.

     "Representative" shall mean (i) the Agent for so long as the Bank Debt is outstanding, (ii) at such time as the Bank Debt is no longer outstanding, the Intersil Corporation Trustee, for so long as the Intersil Corporation Notes are outstanding, and (iii) at such time as the Bank Debt and the Intersil Corporation Notes are no longer outstanding, the representative selected by holders of more than 50% of the Senior Debt of the applicable Senior Creditor.

     "SEC" shall mean the Securities and Exchange Commission.

     "Securities" shall have the meaning set forth in the second paragraph of this Indenture.

     "Securities Act" shall mean the Securities Act of 1933, as amended.

     "Senior Creditors" means (i) the Lenders and the Agent under the Senior Loan Documents until the Bank Debt (including all refinancings and successive refinancings thereof) has been finally and indefeasibly paid in full, (ii) CMP until the CMP Debt (including all refinancings and successive refinancings thereof) has been finally and indefeasibly paid in full, (iii) thereafter, the holders of the Intersil Corporation Notes until they have been finally and indefeasibly paid in full and (iv) thereafter, the holders of other Senior Debt on a pro rata basis.

     "Senior Debt" means (a) all Indebtedness of the Company and the Subsidiaries, including principal, premium, if any, and interest on such Indebtedness, whether outstanding on the date hereof or thereafter created, incurred or assumed, except for Indebtedness which is expressly by its terms or the terms of the instrument creating or evidencing such Indebtedness made equal in right of payment with the Securities or subordinate in right of payment to the Securities, including, without limitation, Indebtedness under the CMP Subordinated Credit Agreement, (b) all other amounts due on or in connection with such Indebtedness, including all charges, fees, indemnities, and expenses (including reasonable fees and expenses of counsel), (c) all post-petition interest with respect to such Indebtedness, (d) all amendments, extensions, supplements, increases, renewals, refundings, replacements, refinancings, modifications and deferrals of the Indebtedness referred to in clauses (a), (b) and (c) above, and shall include without limiting the foregoing the Bank Debt, the CMP Debt, the Intersil Corporation Notes, and all guaranties thereof by the Company. Notwithstanding the foregoing, Senior Debt shall not include (i) any Indebtedness of the Company to any Subsidiary of the Company, (ii) any Indebtedness of the Company which, by its terms or the terms of any instrument creating or evidencing it (including the terms of any instrument amending, extending, supplementing, renewing, increasing, refunding, replacing, refinancing, modifying or deferring the same) is expressly made pari passu with or expressly subordinate in right of payment to the Securities, (iii) Indebtedness to any employee of the Company; (iv) any liability for taxes; (v) amounts payable to trade creditors for goods and services provided in the ordinary course of business; (vi) that portion of any Indebtedness which at the time of incurrence, creation or assumption is incurred, created or assumed in violation of the Intersil Corporation Indenture (as in effect on the date of issuance of the Intersil Corporation Notes and irrespective of whether any Indebtedness is then outstanding thereunder); or
(vii) Indebtedness under the Intersil Corporation Notes (or the terms of any instrument amending, extending, supplementing, renewing, increasing, refunding, replacing, refinancing, modifying or deferring the same) in excess of the principal amount outstanding on the date of original issuance of the Intersil Corporation Notes plus any interest thereon or other Indebtedness in respect thereof.

     "Senior Default" means a Payment Default or a Non-payment Default.

     "Senior Loan Documents" means all Credit Documents (as defined in the Credit Agreement).

     "Series A Preferred" shall mean the Company's 12% Series A Cumulative Compounding Preferred stock.

     "Significant Subsidiary" means any Subsidiary of the Company that would be a "significant subsidiary" as defined in Rule 1.02(w) of Regulation S-X promulgated pursuant to the Securities Act.

     "Sterling" shall mean Sterling Holding Company, LLC, a Delaware limited liability company.

     "Stockholders Agreement" shall mean the Securities Purchase and Holders Agreement dated as of August 13, 1999, by and among the Company, CMP, Manatee Investment Corporation, Intersil Prism, LLC, William N. Stout and the Management Investors (as defined in the Stockholders Agreement).

     "Subordinated Debt" means (a) all obligations of the Company now or hereafter existing under or with respect to the Securities (whether created directly or acquired by assignment or otherwise), as it may hereafter be amended, extended, supplemented or otherwise modified from time to time, whether for principal, interest (including, without limitation, post-petition interest), fees, expenses, indemnities, reimbursements, damages, liabilities or otherwise, and (b) all obligations of any of the Loan Parties in respect of (i) any Indebtedness (but in no event constituting Bank Debt or CMP Debt) incurred by any of the Loan Parties to amend, extend, supplement, increase, renew, refund, replace, refinance or otherwise modify, in whole or in part, the Subordinated Debt, including interest and premium on any such Indebtedness, (ii) any loan or credit agreement entered into by any of the Loan Parties in connection with any such Indebtedness, as such agreement may be amended, extended, supplemented or otherwise modified from time to time, and (iii) all other amounts payable in respect of any such

Indebtedness or agreement, including, without limitation, amounts payable (A) in respect of any indemnity and (B) in respect of any breach of a representation or a warranty.

     "Subsidiary" means, in respect of any Person, any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of Capital Stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or trustees thereof is at the time owned or controlled, directly or indirectly, by (1) such Person, (2) such Person and one or more Subsidiaries of such Person or (3) one or more Subsidiaries of such Person.

     "Successor Company" shall have the meaning set forth in Section 5.1.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S.C. ss.ss.77aaa-77bbbb) as in effect on the date of this Indenture.

     "Trustee" means the party named as such in this Indenture until a successor replaces it and, thereafter, means the successor.

     "Uniform Commercial Code" means the New York Uniform Commercial Code as in effect from time to time.

     "United States Government Obligations" mean direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable or redeemable at the issuer's option.

     "Wholly Owned Subsidiary" means a Subsidiary all the Capital Stock of which (other than directors' qualifying shares) is owned by the Company or one or more Wholly Owned Subsidiaries.

Section 1.2. Other Definitions.

                                                    Defined in
                Term                                  Section
                ----                                ----------
       "Legal Holiday"................................11.8
       "Paying Agent"..................................2.3
       "Registrar".....................................2.3
       "Successor Company".............................5.1

     Section 1.3. Incorporation by Reference of Trust Indenture Act. This Indenture is subject to the mandatory provisions of the TIA which are incorporated by reference in and made a part of this Indenture. The following TIA terms have the following meanings:

     "Commission" means the SEC;

     "indenture securities" means the Securities;

     "indenture security holder" means a Securityholder;

     "indenture to be qualified" means this Indenture;

     "indenture trustee" or "institutional trustee" means the Trustee; and

     "obligor" on the indenture securities means the Company and any other obligor on the indenture securities.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.

     Section 1.4. Rules of Construction. Unless the context otherwise requires:


          (1) a term has the meaning assigned to it;

          (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

          (3) "or" is not exclusive;

          (4) "including" means including without limitation;

          (5) words in the singular include the plural and words in the plural include the singular;

          (6) unsecured Indebtedness shall not be deemed to be subordinate or junior to secured Indebtedness merely by virtue of its nature as unsecured Indebtedness;

          (7) the principal amount of any noninterest bearing or other discount security at any date shall be the principal amount thereof that would be shown on a balance sheet of the issuer dated such date prepared in accordance with GAAP;

          (8) the principal amount of any Preferred Stock shall be (i) the maximum liquidation value of such Preferred Stock or (ii) the maximum mandatory redemption or mandatory repurchase price with respect to such Preferred Stock, whichever is greater; and

          (9) all references to the date the Securities were originally issued shall refer to the date the Initial Securities were originally issued.

                                    ARTICLE 2
                                 THE SECURITIES

     Section 2.1 Form and Dating. The Trustee's certificate of authentication shall be substantially in the form of Exhibit A, which is hereby incorporated in and expressly made a part of this Indenture. The Securities may have notations, legends or endorsements required by law, stock exchange rule, agreements to which the Company is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Company). Each Security shall be dated the date of its authentication. The terms of the Securities set forth in Exhibit A are part of the terms of this Indenture.

     Section 2.2 Execution and Authentication. Two Officers shall sign the Securities for the Company by manual or facsimile signature. The Company's seal shall be impressed, affixed, imprinted or reproduced on the Securities and may be in facsimile form.

     If an Officer whose signature is on a Security no longer holds that office at the time the Trustee authenticates the Security, the Security shall be valid nevertheless.

     A Security shall not be valid until an authorized signatory of the Trustee manually signs the certificate of authentication on the Security. The signature shall be conclusive evidence that the Security has been authenticated under this Indenture.

     On the Issue Date, the Trustee shall authenticate and deliver $90,000,000 of 11.13% Subordinated Pay-In-Kind Notes Due 2010 and, at any time and from time to time thereafter, the Trustee shall authenticate and deliver Securities for original issue upon a written order of the Company signed by two Officers or by an Officer and either an Assistant Treasurer or an Assistant Secretary of the Company. Such order shall specify the amount of the Securities to be authenticated. The maximum aggregate principal amount of Securities which the Trustee shall be permitted to authenticate is the sum of (a) $90,000,000, plus
(b) the amount of Additional Securities which the Company may issue from time to time in lieu of cash payment of any or all of the accrued interest on any Security.

     The Trustee may appoint an authenticating agent reasonably acceptable to the Company to authenticate the Securities. Unless limited by the terms of such appointment, an authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as any Registrar, Paying Agent or agent for service of notices and demands.

     Section 2.3 Registrar and Paying Agent. The Company shall maintain an office or agency where Securities may be presented for registration of transfer or for exchange (the "Registrar") and an office or agency where Securities may be presented for payment (the "Paying Agent"). The Registrar shall keep a register of the Securities and of their transfer and exchange. The Company may have one or more co-registrars and one or more additional paying agents. The term "Paying Agent" includes any additional paying agent.

     The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-registrar not a party to this Indenture, which shall incorporate the terms of the TIA. The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall notify the Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar or Paying Agent, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section 7.7. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar, co-registrar or transfer agent.

     The Company initially appoints the Trustee as Registrar and Paying Agent in connection with the Securities.

     Section 2.4 Paying Agent To Hold Money in Trust. Prior to each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest when so becoming due. The Company shall require each Paying Agent (other than the Trustee) to agree in writing that the Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment, and while any such default continues, the Trustee may require the Paying Agent to pay all money held by it to the Trustee. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any funds disbursed by the Paying Agent. Upon complying with this Section, the Paying Agent shall have no further liability for the money delivered to the Trustee.

     Section 2.5 Securityholder Lists. The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee, in writing at least five Business Days before each interest payment date and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Securityholders.

     Section 2.6 Transfer and Exchange. The Securities shall be issued in registered form and shall be transferable only upon the surrender of a Security for registration of transfer. When a Security is presented to the Registrar or a co-registrar with a request to register a transfer, the Registrar shall register the transfer as requested if the requirements of Section 8-401(1) of the Uniform Commercial Code are met. When Securities are presented to the Registrar or a co-registrar with a request to exchange them for an equal principal amount of Securities of other denominations, the Registrar shall make the exchange as requested if the same requirements are met. To permit registration of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Securities at the Registrar's or co-registrar's request. The Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges in connection with any transfer or exchange pursuant to this Section. The

Company shall not be required to make and the Registrar need not register transfers or exchanges of Securities selected for redemption (except, in the case of Securities to be redeemed in part, the portion thereof not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

     Prior to the due presentation for registration of transfer of any Security, the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar may deem and treat the person in whose name a Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and (subject to the provisions of the Securities with respect to record dates) interest on such Security and for all other purposes whatsoever, whether or not such Security is overdue, and none of the Company, the Trustee, the Paying Agent, the Registrar or any co-registrar shall be affected by notice to the contrary.

     All Securities issued upon any transfer or exchange pursuant to the terms of this Indenture will evidence the same debt and will be entitled to the same benefits under this Indenture as the Securities surrendered upon such transfer or exchange.


     Section 2.7 Replacement Securities. If a mutilated Security is surrendered to the Registrar or if the Holder of a Security claims that the Security has been lost, destroyed or wrongfully taken, the Company shall issue and the Trustee shall authenticate a replacement Security if the requirements of Section 8-405 of the Uniform Commercial Code are met and the Holder satisfies any other reasonable requirements of the Trustee. If required by the Trustee or the Company, such Holder shall furnish an indemnity bond sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee, the Paying Agent, the Registrar and any co-registrar from any loss which any of them may suffer if a Security is replaced. The Company and the Trustee may charge the Holder for their expenses in replacing a Security.

     Every replacement Security is an additional obligation of the Company.

     Section 2.8 Outstanding Securities. Securities outstanding at any time are all Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation and those described in this Section as not outstanding. A Security does not cease to be outstanding because the Company or an Affiliate of the Company holds the Security.

     If a Security is replaced pursuant to Section 2.7, it ceases to be outstanding unless the Trustee and the Company receive proof satisfactory to them that the replaced Security is held by a bona fide purchaser, in which case the replacement Security shall cease to be outstanding, subject to the provisions of Section 8-405 of the Uniform Commercial Code.

     If the Paying Agent segregates and holds in trust, in accordance with this Indenture, on a redemption date or maturity date money sufficient to pay all principal and interest payable on that date with respect to the Securities (or portions thereof) to be redeemed or maturing, as the case may be, and the Paying Agent is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture, then on and after that date such Securities (or portions thereof) cease to be outstanding and interest on them ceases to accrue.

     Section 2.9 Temporary Securities. Until definitive Securities are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Company considers appropriate for temporary Securities. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Securities and deliver them in exchange for temporary Securities.

     Section 2.10 Cancellation. The Company at any time may deliver Securities to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Trustee and no one else shall cancel and destroy all Securities surrendered for registration of transfer, exchange, payment or cancellation and deliver a certificate of such destruction to the Company unless the Company directs the Trustee to deliver canceled Securities to the Company. The Company may not issue new Securities to replace Securities it has redeemed, paid or delivered to the Trustee for cancellation.

     Section 2.11 Defaulted Interest. If the Company defaults in a payment of interest on the Securities, the Company shall pay defaulted interest (plus interest on such defaulted interest to the extent lawful) in any lawful manner. The Company may pay the defaulted interest to the persons who are Securityholders on a subsequent special record date. The Company shall fix or cause to be fixed any such special record date and payment date to the reasonable satisfaction of the Trustee and shall promptly mail to each Securityholder a notice that states the special record date, the payment date and the amount of defaulted interest to be paid.

     Section 2.12 CUSIP Numbers. The Company in issuing the Securities may use "CUSIP" numbers (if then generally in use) and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided, however, that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Securities, and any such redemption shall not be affected by any defect in or omission of such numbers.

     Section 2.13 Issuance of Additional Securities. The Company shall be entitled to issue Additional Securities under this Indenture which shall have identical terms as the Initial Securities issued on the Issue Date, other than with respect to the date of issuance, issue price and amount of interest payable on the first payment date applicable thereto. The Initial Securities issued on the Issue Date and any Additional Securities shall be treated as a single class for all purposes under this Indenture. The Company may at its option and in its sole discretion issue Additional Securities in lieu of cash payment of any or all of the interest due on any Security on any interest payment date; provided, however, that interest shall not be so payable in whole or in part in Additional Securities in lieu of cash from and after the date of any deposit of money pursuant to Section 8.1. If the Company elects pursuant to this Section to issue Additional Securities in lieu of cash payment of interest due on any Security on any interest payment date, the Company shall give written notice of such election to the Trustee on or before, but not more than 45 days prior to, the record date for the applicable interest payment date; provided, however, that without limiting the Company's obligation to make interest payments on the dates provided therefor in cash or Additional Securities, the failure to give such notice shall not obligate the Company to make an interest payment in cash if it would otherwise be permitted to make such payment with Additional Securities; provided further, however, that the Trustee receives notice of such election by the Company 10 days prior to the relevant interest payment date. Such notice to the Trustee shall have attached a copy, certified by the Secretary or Assistant Secretary of the Company, of the resolution adopted by the Board of Directors of the Company authorizing the issuance of the appropriate principal amount of Additional Securities. The Company shall also deliver an Officer's Certificate setting forth the denominations and series of Securities to be issued, the issue date and yield to maturity and demonstrating the computation of the principal amount of Additional Securities issuable to each Holder of outstanding Securities to the Trustee no later than 3 days after the record date relating to such interest payment date. Following receipt of such notice and certificates, the Trustee shall authenticate for original issue on such interest payment date Additional Securities in an aggregate principal amount equal to the amount of cash interest due but not paid in cash on such interest payment date. The issuance of such Additional Securities shall constitute payment in full of the interest in lieu of cash payment of which such Additional Securities are issued. With respect to each series, the Company shall notify the Trustee of the amount of original issue discount per $1,000 of principal amount of Securities which will be set forth on the face of each Security and such other information as may be required by United States Treasury Regulations with respect to original issue discount. Each issuance of Additional Securities in lieu of payment of interest in cash shall be made pro rata with respect to the outstanding Securities; provided that the Company may at its option pay cash in lieu of issuing Additional Securities in any denomination of less than $1,000 as selected by the Company. Each Additional Security shall be subject to the same terms and conditions, including, without limitation, the provisions of Article 10 of this Indenture, as the Initial Securities.


                                    ARTICLE 3
                                   Redemption

     Section 3.1 Notices to Trustee. If the Company elects to redeem the Securities pursuant to paragraph 5 of the Securities or is required to redeem the Securities pursuant to paragraph 6 of the Securities, it shall notify the Trustee in writing of the redemption date, the principal amount of Securities to be redeemed and the paragraph of the Securities pursuant to which the redemption will occur.

     Except as described under the second paragraph of Section 3.3, the Company shall give each notice to the Trustee provided for in this Section at least 45 days before the redemption date unless the Trustee consents to a shorter period. Such notice shall be accompanied by an Officers' Certificate and an Opinion of Counsel from the Company to the effect that such redemption will comply with the conditions herein.

     Section 3.2 Selection of Securities To Be Redeemed. If fewer than all the Securities are to be redeemed, the Trustee shall select the Securities to be redeemed pro rata or by lot or by a method that complies with applicable legal and securities exchange requirements, if any, and that the Trustee in its sole discretion considers to be fair and appropriate. The Trustee shall make the selection from outstanding Securities not previously called for redemption. The Trustee may select for redemption portions of the principal of Securities that have denominations larger than $1,000. Securities and portions of them the Trustee selects shall be in amounts of $1,000 or a whole multiple of $1,000. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.

     Section 3.3 Notice of Redemption. At least 30 days but not more than 60 days before a date for an optional redemption of Securities, the Company shall mail a notice of redemption by first-class mail to each Holder of Securities to be redeemed at such Holder's registered address.

     The notice shall identify the Securities to be redeemed and shall state:

          (1) the redemption date;

          (2) the redemption price;

          (3) the name and address of the Paying Agent;

          (4) that Securities called for redemption must be surrendered to the Paying Agent to collect the redemption price;

          (5) if fewer than all the outstanding Securities are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed;

          (6) that, unless the Company defaults in making such redemption payment or the Paying Agent is prohibited from making such payment pursuant to the terms of this Indenture, interest on Securities (or portion thereof) called for redemption ceases to accrue on and after the redemption date;

          (7) the paragraph of the Securities pursuant to which the Securities called for redemption are being redeemed; and

          (8) that no representation is made as to the correctness or accuracy of the CUSIP number, if any, listed in such notice or printed on the Securities.

     At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's expense. In such event, the Company shall provide the Trustee with the information required by this Section.

     Section 3.4 Effect of Notice of Redemption. Once notice of redemption is mailed, Securities called for redemption become due and payable on the redemption date and at the redemption price stated in the notice. Upon surrender to the Paying Agent, such Securities shall be paid at the redemption price stated in the notice, plus accrued interest to the redemption date (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date). Failure to give notice or any defect in the notice to any Holder shall not affect the validity of the notice to any other Holder.

     Section 3.5 Deposit of Redemption Price. Prior to the redemption date, the Company shall deposit with the Paying Agent (or, if the Company or a Subsidiary is the Paying Agent, shall segregate and hold in trust) money sufficient to pay the redemption price of and accrued interest (subject to the right of Holders of record on the relevant record date to receive interest due on the relevant interest payment date) on all Securities to be redeemed on that date other than Securities or portions of Securities called for redemption which have been delivered by the Company to the Trustee for cancellation.

     Section 3.6 Securities Redeemed in Part. Upon surrender of a Security that is redeemed in part, the Company shall execute and the Trustee shall authenticate for the Holder (at the Company's expense) a new Security equal in principal amount to the unredeemed portion of the Security surrendered.


                                   ARTICLE 4
                                   Covenants

     Section 4.1 Payment of Securities. The Company shall promptly pay the principal of and interest on the Securities on the dates and in the manner provided in the Securities and in this Indenture. Principal and interest shall be considered paid on the date due if on such date the Trustee or the Paying Agent holds in accordance with this Indenture money sufficient to pay all principal and interest then due and the Trustee or the Paying Agent, as the case may be, is not prohibited from paying such money to the Securityholders on that date pursuant to the terms of this Indenture.

     The Company shall pay interest on overdue principal at the rate specified therefor in the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

     Section 4.2 SEC Reports. The Company shall deliver to the Trustee and Securityholder promptly (and in any event within 5 days after it files them with the SEC), copies of the annual reports, quarterly reports and other periodic reports which the Company may be required to file with the SEC pursuant to
Section 13, 14 or 15(d) of the Exchange Act.

     To the extent that the Company is required to prepare and deliver any periodic reports to the holders of Senior Debt or to CVC or Sterling, the Company shall deliver copies of such reports to the Trustee and Securityholder, at the same time the Company is required to deliver such reports to the holders of the Senior Debt or to CVC or Sterling, as applicable. The Company shall, upon reasonable notice, provide officers, employees and representatives of the Trustee and Securityholder and the proposed transferees with reasonable access to the Company's premises, properties, books, records and personnel as may reasonably be requested in connection with a potential transfer of a Security or any portion thereof. The Company also shall comply with the other provisions of TIA ss.ss. 314(a).

     Section 4.3 Preservation of Corporate Existence; etc. Subject to Section 5.1, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect the corporate existence and the material rights (charter and statutory) and franchises of the Company and of the Significant Subsidiaries; provided, however, that the Company shall not be required to preserve or cause to be preserved any such material right or franchise if the board of directors of the Company shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not, and will not be, adverse in any material respect to any Holder.

     Section 4.4 Payment of Taxes, Assessment, Charges and Claims. The Company will and will cause the Subsidiaries to duly pay or discharge or cause to be paid or discharged the following before they shall become delinquent: (i) all material taxes, assessments and governmental charges levied or imposed upon the Company or any of the Subsidiaries or upon the income, profit or property of the Company or any of the Subsidiaries, and (ii) all material lawful claims for labor, materials and supplies which, if unpaid, might by law become a material lien upon the property of the Company or any of the Subsidiaries; provided, however, that the Company or any of the Subsidiaries shall not be required to pay or discharge or cause to be paid or discharged (but shall make adequate provision for) any such tax, assessment, charge or claim whose amount, applicability or validity is being contested in good faith by appropriate proceedings and for which adequate provision has been made.


     Section 4.5 Limitation on Restricted Payments.

     (a) The Company (A) shall not effect the declaration, payment or setting apart for payment of any dividend on any part of its Capital Stock or any cash interest payment on any Junior Indebtedness or effect or make any payment on account of or set apart for payment money for a sinking or other similar fund for, the purchase, prepayment, redemption or other retirement of, any of its Capital Stock (or any rights, warrants or options to purchase or acquire any such capital stock) or Junior Indebtedness, or make any distribution of any nature whatsoever in respect of any thereof, either directly or indirectly, and whether in cash, or other obligations of the Company or other property (except dividends or distributions payable solely in shares, rights, warrants or options of capital stock and except dividends or distributions payable solely to the Company or its Wholly Owned Subsidiaries), (B) shall not make any payment of cash interest on Indebtedness that is pari passu with the Securities at any time when the payment of cash interest on the Securities is prohibited by the terms of any Senior Debt, and shall not make any payment of non-cash interest on such pari passu Indebtedness at any time when the payment of non-cash interest on the Securities is prohibited by the terms of any Senior Debt, (C) shall not voluntarily prepay any Indebtedness that is pari passu with the Securities, (D) shall not permit a Subsidiary or any other company or other entity directly or indirectly controlled by the Company to purchase, redeem or otherwise acquire any of the Company's capital stock or Junior Indebtedness or any Indebtedness that is pari passu with the Securities and (E) shall not permit any Subsidiary that is not a Wholly Owned Subsidiary to make any payment or distribution in respect of the capital stock of such Subsidiary that the Company would be prohibited from making in respect of the capital stock of the Company. The provisions of this Section 4.5(a) shall not prohibit (x) the repurchase of securities of the Company from employees, former employees, directors or former directors of the Company or any Subsidiary (or permitted transferees of such individuals) pursuant to the terms of Article VII of the Stockholders Agreement; provided, further, however, that the aggregate amount of such repurchases shall not exceed the sum of (1) $5.0 million and (2) the aggregate amount of cash received by the Company after the date hereof from the sale of such securities to, or the exercise of options to purchase such securities by, employees or directors of the Company or any Subsidiary, (y) the exchange of the Series A Preferred for Junior Indebtedness pursuant to the terms thereof, or (z) the retirement, redemption or exchange of Junior Indebtedness or Series A Preferred with or for shares of capital stock of the Company (an "Equity Swap").

     (b) The Company will not permit any Subsidiary to effect the declaration, payment or setting apart for payment of any dividend on any part of such Subsidiary's Capital Stock (other than dividends or distributions in such Subsidiary's Capital Stock) except for payments of any dividend to the Company or a Wholly Owned Subsidiary.

     (c) None of the Company's Junior Indebtedness or Capital Stock shall provide for the mandatory payment of principal by way of redemption, sinking fund or otherwise (including, without limitation, at the option of the holder thereof) and the Company will make no optional payment with respect thereto, prior to the payment of all principal of and interest on the Securities (including accrued but unpaid interest), except that nothing herein shall prohibit any Equity Swap. For the avoidance of doubt, the authorization of Equity Swaps is an authorization of that particular retirement, redemption or exchange, but not any subsequent act by the Company or any Subsidiary with respect to the securities received by holders upon such retirement, redemption or exchange.

     Section 4.6 Compliance with Laws. The Company will, and will cause the Subsidiaries to, comply in all material respects with all applicable statutes, regulations, orders and restrictions of the United States, any state, municipality or other governmental division thereof, and agencies and instrumentalities of the foregoing, in respect of the conduct of its and their businesses and the ownership of its and their properties (including, without limitation, applicable statutes, regulations, orders and restrictions relating to equal employment opportunities and environmental standards and controls), except such as are being contested in good faith.

     Section 4.7 Limitation on Payment Restrictions. Except as set forth herein, the Company will not, and will not permit any of the Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any encumbrance or restriction (other than the Securities) on the ability of any Subsidiary to (i) pay dividends or make any other distribution on its capital stock or any other interests or participation in, or measured by, its profits, owned by the Company or any Subsidiary of the Company, or pay any Indebtedness owed to, the Company or a Subsidiary of the Company, (ii) make loans or advances to the Company or (iii) transfer any of its properties or assets to the Company, except for such encumbrances or restrictions existing under or by reason of (A) applicable law, (B) Senior Debt or (C) Indebtedness existing on the date hereof.

     Section 4.8 Compliance Certificate. The Company shall deliver to the Trustee within 120 days after the end of each fiscal year of the Company a certificate of the principal executive officer, the principal financial officer or the principal accounting officer of the Company stating that in the course of the performance by the signer of his or her duties as an officer of the Company such office would normally have knowledge of any Default and whether or not the signer knows of any Default that occurred during such period. If such signer does, the certificate shall describe the Default, its status and what action the Company is taking or proposes to take with respect thereto. The Company also shall comply with TIA ss. 314(a)(4).

     Section 4.9 Further Instruments and Acts. Upon request of the Trustee, the Company will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purpose of this Indenture.

     Section 4.10 Transactions with Affiliates. The Company shall not, and shall not permit any of its Subsidiaries to, make any payment to, or sell, lease, transfer or otherwise dispose of any of its properties or assets to, or purchase any property or assets from, or enter into or make or amend any transaction, contract, agreement, understanding, loan, advance or guarantee with, or for the benefit of, any affiliate of the Company or any of its Subsidiaries (each of the foregoing, an "Affiliate Transaction"), unless such Affiliate Transaction is on terms that are no less favorable to the Company or the relevant Subsidiary than those that would have been obtained in a comparable transaction by the Company or such Subsidiary with an unrelated Person; provided that (A) any employment agreement entered into by the Company or any of its Subsidiaries in the ordinary course of business and consistent with past practice of the Company or such Subsidiary, (B) transactions between or among the Company and/or its Subsidiaries, (C) Restricted Payments that are permitted by the provisions of
Section 4.5 hereof and (D) the payment by the Company or its Subsidiaries of reasonable and customary fees to members of their respective Board of Directors, in each case, shall not be deemed Affiliate Transactions.

                                   ARTICLE 5
                              Successor Companies

     Section 5.1 When Company May Merge or Transfer Assets.

     (a) The Company shall not consolidate with or merge with or into, or convey, transfer or lease, in one transaction or a series of transaction, all or substantially all its assets to, any Person, unless:

          (i) the resulting, surviving or transferee Person (the "Successor Company") shall be a Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and the Successor Company (if not the Company) shall expressly assume, all the obligations of the Company hereunder;

          (ii) immediately after giving effect to such transaction (and treating any Indebtedness which becomes an obligation of the Successor Company or any Subsidiary as a result of such transaction as having been incurred by the Successor Company or such Subsidiary at the time of such transaction), no Default shall have occurred and be continuing; and

          (iii) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer and such supplemental indenture (if any) comply with the Securities.

The Successor Company shall be the successor to the Company and shall succeed to, and be substituted for, and may exercise every right and power of, the Company under the Securities, but the predecessor Company in the case of a conveyance, transfer or lease shall not be released from the obligation to pay the principal of and interest on the Securities.

     (b) The Company shall not permit any Significant Subsidiary to consolidate with or merge with or into, or convey, transfer or lease, in one transaction or series of transaction, all or substantially all of its assets to any Person unless: (i) the resulting, surviving or transferee Person (if not such Significant Subsidiary) shall be a Person organized and existing under the laws of the jurisdiction under which such Significant Subsidiary was organized or under the laws of the United States of America, or any State thereof or the District of Columbia; (ii) immediately after giving effect to such transaction or transactions, no Default shall have occurred and be continuing; and (iii) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger or transfer complies with the Securities. The provisions of clauses (i) and (ii) above shall not apply to any one or more transactions which constitute an Asset Disposition if the Company has complied with the applicable provisions of Section 5.01 of the Intersil Corporation Indenture.

                                   ARTICLE 6
                             Defaults and Remedies


     Section 6.1 Events of Default.

          An "Event of Default" occurs if:

          (1) the Company defaults in the payment of the principal or interest of any Security when the same becomes due and payable at maturity, upon acceleration, or otherwise, whether or not such payment shall be prohibited by the provisions of Article 10;

          (2) the Company or any Significant Subsidiary, pursuant to or within the meaning of any Bankruptcy Law:

               (i) commences a voluntary case or proceeding,

               (ii) consents to the entry of an order for relief against it in an involuntary case or proceeding,

               (iii) consents to the appointment of a Custodian of it or for all or substantially all of its property, or

               (iv) makes a general assignment for the benefit of its creditors;

          (3) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

               (i) is for relief against the Company or any Significant Subsidiary in an involuntary case or proceeding,

               (ii) appoints a Custodian of the Company or any Significant Subsidiary or for all or substantially all of its property, or

               (iii) orders the liquidation of the Company or any Significant Subsidiary;

and in the case of (i) above the order or decree remains unstayed and in effect for 60 days;

          (4) the Company fails to observe or perform any material covenant, condition or agreement required on its part to be observed or performed pursuant to this Indenture, such failure continues for a period of thirty days after notice from the Trustee or a Holder and notice of such failure shall have been given to the Representative (which notice may be given by the Company, the Trustee or the Holder); or

          (5) the Company fails to pay any Indebtedness of the Company within any applicable grace period after final maturity or any such Indebtedness is accelerated by the holders thereof and the total amount of such Indebtedness unpaid or accelerated exceeds $10,000,000 and such failure continues for 10 days after notice.

     Section 6.2 Acceleration. Subject to the provisions of Article 10, if an Event of Default (other than an Event of Default with respect to the Company specified in clause (2) or (3) of Section 6.1) occurs and is continuing, the Holders of 25% or more of the outstanding amount of the Company's 11.13% Subordinated Pay-In-Kind Notes Due 2010, by written notice to the Company (an "Acceleration Notice"), may declare the unpaid principal of and accrued interest on the Securities to be immediately due and payable. Upon such declaration, if there is at such time any Senior Debt outstanding, the principal, premium, if any, and interest shall be due and payable upon the first to occur of an acceleration under the Senior Loan Documents or the CMP Loan Documents or the Intersil Corporation Indenture or thirty days after receipt by the Agent (or any Representative of which the holder of the Securities has received notice if the Bank Debt or the CMP Debt is not then outstanding) of such Acceleration Notice given hereunder and there has been no cure by such 30th day. If an Event of Default specified in clause (2) or (3) of Section 6.1 occurs with respect to the Company, all principal of and interest on the Securities outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Holder. The Holders of a majority in principal amount of the Securities by written notice to the Company may rescind an acceleration and its consequences if (i) all existing Events of Default, other than the nonpayment of principal of or interest on the Securities which has become due solely because of the acceleration, have been cured or waived and (ii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction. Any amounts received by Holder in connection with any action taken pursuant to this Section 6.2 shall be subject to the provisions of
Article 10.

     Section 6.3 Other Remedies. Subject to the provisions of Article 10, if an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Securities or to enforce the performance of any provision of the Securities.

     A delay or omission by the Trustee or any Holder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All remedies are cumulative to the extent permitted by law.

     Section 6.4 Waiver of Past Defaults. Subject to Section 6.2, the Holders of a majority in principal amount of the Securities may waive an existing Default or Event of Default and its consequences. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose of the Securities; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

     Section 6.5 Control by Majority. The Holders of a majority in principal amount of the Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or, subject to Section 7.1, that the Trustee determines is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability; provided, however, that the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction. Prior to taking any action hereunder, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all losses and expenses caused by taking or not taking such action.

     Section 6.6 Limitation on Suits. Except to enforce the right to receive payment of principal, premium (if any) or interest when due, no Securityholder may pursue any remedy with respect to this Indenture or the Securities unless:

               (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;

               (2) the Holders of at least 25% in principal amount of the Securities make a written request to the Trustee to pursue the remedy;

               (3) such Holder or Holders offer to the Trustee reasonable security or indemnity against any loss, liability or expense;

               (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer of security or indemnity; and

               (5) the Holders of a majority in principal amount of the Securities do not give the Trustee a direction inconsistent with the request during such 60-day period.

     A Securityholder may not use this Indenture to prejudice the rights of another Securityholder or to obtain a preference or priority over another Securityholder.

     Section 6.7 Rights of Holders To Receive Payment. Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of principal of and interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of such Holder.

     Section 6.8 Collection Suit by Trustee. If an Event of Default specified in
Section 6.1(1) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount then due and owing (together with interest on any unpaid interest to the extent lawful) and the amounts provided for in Section 7.7.

     Section 6.9 Trustee May File Proofs of Claim. The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee and the Securityholders allowed in any judicial proceedings relative to the Company, its creditors or its property and, unless prohibited by law or applicable regulations, may vote on behalf of the Holders in any election of a trustee in bankruptcy or other Person performing similar functions. The Trustee shall be entitled and empowered to collect, receive and distribute any money or other property payable or deliverable on any such claims, and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and its counsel, and any other amounts due the Trustee under
Section 7.7.

     Section 6.10 Priorities. If the Trustee collects any money or property pursuant to this Article 6, it shall pay out the money or property in the following order:

     FIRST: to the Trustee for amounts due under Section 7.7;

     SECOND: to holders of Senior Debt of the Company to the extent required by
Article 10;

     THIRD: to Securityholders for amounts due and unpaid on the Securities for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Securities for principal and interest, respectively; and

     FOURTH: to the Company.

     The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section. At least 15 days before such record date, the Company shall mail to each Securityholder and the Trustee a notice that states the record date, the payment date and amount to be paid.

     Section 6.11 Undertaking for Costs. In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.7 or a suit by Holders of more than 10% in principal amount of the Securities.

     Section 6.12 Waiver of Stay or Extension Laws. The Company (to the extent it may lawfully do so) shall not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture;

and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and shall not hinder, delay or impede the execution of any power herein granted to the Trustee, but shall suffer and permit the execution of every such power as though no such law had been enacted.

                                   ARTICLE 7
                                    Trustee

     Section 7.1 Duties of Trustee. (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent Person would exercise or use under the circumstances in the conduct of such Person's own affairs.


     (b) Except during the continuance of an Event of Default:

               (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

               (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any such certificates or opinions which, by any provision hereof, are required to be furnished to the Trustee, the Trustee shall examine such certificates and opinions to determine whether or not they conform to the requirements of this Indenture.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

               (1) this paragraph does not limit the effect of paragraph (b) of this Section;

               (2) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and

               (3) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.5.


     (d) Every provision of this Indenture that in any way relates to the Trustee, other than paragraph (g) of this Section, is subject to paragraphs (a),
(b) and (c) of this Section.

     (e) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company.

     (f) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     (g) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder or in the exercise of any of its rights or powers, if it shall have reasonable grounds to believe that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (h) Every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section and to the provisions of the TIA.

     Section 7.2 Rights of Trustee. (a) The Trustee may conclusively rely on any document believed by it to be genuine and to have been signed or presented by the proper Person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on the Officers' Certificate or Opinion of Counsel.

     (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) Subject to Section 7.1(c), the Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     (e) The Trustee may consult with counsel, and the advice or opinion of counsel with respect to legal matters relating to this Indenture and the Securities shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     Section 7.3 Individual Rights of Trustee. The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee. Any Paying Agent, Registrar, co-registrar or co-paying agent may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11.

     Section 7.4 Trustee's Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement of the Company in the Indenture or in any document issued in connection with the sale of the Securities or in the Securities other than the Trustee's certificate of authentication.

     Section 7.5 Notice of Defaults. If a Default occurs and is continuing and if it is actually known to the Trustee, or upon written notice from the Company or any Securityholder or upon a Payment Default, the Trustee shall mail to each Securityholder notice of the Default within 90 days after it occurs. Except in the case of a Default in payment of principal of or interest on any Security (including payments pursuant to the mandatory redemption provisions of such Security, if any), the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines that withholding the notice is in the interests of Securityholders.

     Section 7.6 Reports by Trustee to Holders. By July 15 of each year, beginning with the July 15 following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of May 15 of each year that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b).

     A copy of each report at the time of its mailing to Securityholders shall be filed with the SEC and each stock exchange (if any) on which the Securities are listed. The Company agrees to notify promptly the Trustee whenever the Securities become listed on any stock exchange and of any delisting thereof.

     Section 7.7 Compensation and Indemnity. The Company shall pay to the Trustee from time to time reasonable compensation for its services. The Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Company shall reimburse the Trustee promptly upon request for all reasonable out-of-pocket expenses, disbursements and advances incurred or made by it, including costs of collection, in addition to the compensation for its services. Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Trustee's agents, counsel, accountants and experts. The Company shall indemnify the Trustee against any and all loss, liability or expense (including attorneys' reasonable fees) incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including the costs and expenses of enforcing this Indenture (including this Section 7.7) against the Company and defending itself against any claim (whether asserted by any Securityholder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent that any such loss, liability or expense is attributable to its negligence or bad faith. The Trustee shall notify the Company promptly of any claim for which it may seek indemnity. Failure by the Trustee to so notify the Company shall not relieve the Company of its obligations hereunder unless such failure prejudices the Company. The Company shall defend the claim and the Trustee may have separate counsel and the Company shall pay the fees and expenses of such counsel. The Company need not reimburse any expense or indemnify against any loss, liability or expense incurred by the Trustee through the Trustee's own willful misconduct, negligence or bad faith. The Company need not pay for any settlement made by the Trustee without the Company's consent, such consent not to be unreasonably withheld.

     To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Securities on all money or property held or collected by the Trustee other than money or property held in trust to pay principal of and interest on particular Securities.

     The Company's payment obligations, and the lien granted to the Trustee, pursuant to this Section shall survive the discharge of this Indenture. When the Trustee incurs expenses or renders services after the occurrence of a Default specified in Sections 6.1(2) or (3) with respect to the Company, the expenses and the compensation for the services (including the fees and expenses of its agents and counsel) are intended to constitute expenses of administration under the Bankruptcy Law.

     Section 7.8 Replacement of Trustee. The Trustee may resign at any time by so notifying the Company. The Holders of a majority in principal amount of the Securities may remove the Trustee by so notifying the Trustee and may appoint a successor Trustee. The Company shall remove the Trustee if:

               (1) the Trustee fails to comply with Section 7.10;

               (2) the Trustee is adjudged bankrupt or insolvent;

               (3) a receiver or other public officer takes charge of the Trustee or its property; or

               (4) the Trustee otherwise becomes incapable of acting.

     If the Trustee resigns, is removed by the Company or by the Holders of a majority in principal amount of the Securities and such Holders do not reasonably promptly appoint a successor Trustee, or if a vacancy exists in the office of Trustee for any reason (the Trustee in such event being referred to herein as the retiring Trustee), the Company shall promptly appoint a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. The retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee, provided that the amounts owing to the Trustee hereunder have been paid and subject to the lien provided for in Section 7.7.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee or the Holders of 10% in principal amount of the Securities may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Securityholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     Notwithstanding the replacement of the Trustee pursuant to this Section, the Company's obligations under Section 7.7 shall continue for the benefit of the retiring Trustee.

     Section 7.9 Successor Trustee by Merger. If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation without any further act shall be the successor Trustee provided that such successor shall be eligible and qualified under Section 7.10.

     In case at the time such successor or successors by merger, conversion or consolidation to the Trustee shall succeed to the trusts created by this Indenture any of the Securities shall have been authenticated but not delivered, any such successor to the Trustee may adopt the certificate of authentication of any predecessor trustee, and deliver such Securities so authenticated; and in case at that time any of the Securities shall not have been authenticated, any successor to the Trustee may authenticate such Securities either in the name of any predecessor hereunder or in the name of the successor to the Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Securities or in this Indenture provided that the certificate of the Trustee shall have.

     Section 7.10 Eligibility; Disqualification. The Trustee shall at all times satisfy the requirements of TIA ss. 310(a). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA ss. 310(b); provided, however, that there shall be excluded from the operation of TIA ss. 310(b)(1) any indenture or indentures under which other securities or certificates of interest or participation in other securities of the Company are outstanding if the requirements for such exclusion set forth in TIA ss. 310(b)(1) are met.

     Section 7.11 Preferential Collection of Claims Against Company. The Trustee shall comply with TIA ss. 311(a), excluding any creditor relationship listed in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated therein.

                                   ARTICLE 8
                       Discharge of Indenture; Defeasance

     Section 8.1 Discharge of Liability on Securities; Defeasance. (a) When (1) the Company delivers to the Trustee all outstanding Securities (other than Securities replaced pursuant to Section 2.7) for cancellation or (2) all outstanding Securities have become due and payable, whether at maturity or as a result of the mailing of a notice of redemption pursuant to Article 3 hereof and the Company irrevocably deposits with the Trustee funds sufficient to pay at maturity or upon redemption all outstanding Securities, including interest thereon to maturity or such redemption date (other than Securities replaced pursuant to Section 2.7), and if in either case the Company pays all other sums payable hereunder by the Company, then this Indenture shall, subject to Section 8.1(c), cease to be of further effect. The Trustee shall acknowledge satisfaction and discharge of this Indenture on demand of the Company accompanied by an Officers' Certificate and an Opinion of Counsel and at the cost and expense of the Company.

     (b) Subject to Sections 8.1(c) and 8.2, the Company at any time may terminate (1) all its obligations under the Securities and this Indenture ("legal defeasance option") or (2) its obligations under Sections 4.2 (subject to any requirements of the TIA) and 4.5 and the operation of Sections 6.1(2),
(3), (4) and (5) (but, in the case of Section 6.1(2), with respect only to Significant Subsidiaries) ("covenant defeasance option"). The Company may exercise its legal defeasance option notwithstanding its prior exercise of its covenant defeasance option.

     If the Company exercises its legal defeasance option, payment of the Securities may not be accelerated because of an Event of Default with respect thereto. If the Company exercises its covenant defeasance option, payment of the Securities may not be accelerated because of an Event of Default specified in Sections 6.1(2), (3), (4) and (5) (but, in the case of Section 6.1(2), with respect only to Significant Subsidiaries).

     Upon satisfaction of the conditions set forth herein and upon request of the Company, the Trustee shall acknowledge in writing the discharge of those obligations that the Company terminates.

     (c) Notwithstanding clauses (a) and (b) above, the Company's obligations in Sections 2.3, 2.4, 2.5, 2.6, 2.7, 2.8, 7.7, 7.8, 8.4, 8.5 and 8.6 shall survive until the Securities have been paid in full. Thereafter, the Company's obligations in Sections 7.7, 8.4 and 8.5 shall survive.

     Section 8.2 Conditions to Defeasance. The Company may exercise its legal defeasance option or its covenant defeasance option only if:

               (1) the Company irrevocably deposits in trust with the Trustee money or United States Government Obligations for the payment of principal of and interest on the Securities to maturity or redemption, as the case may be;

               (2) the Company delivers to the Trustee a certificate from a nationally recognized firm of independent accountants expressing their opinion that the payments of principal and interest when due and without reinvestment on the deposited United States Government Obligations plus any deposited money without investment will provide cash at such times and in such amounts as will be sufficient to pay principal and interest when due on all the Securities to maturity or redemption, as the case may be;

                  (3) 123 days pass after the deposit is made and during the 123-day period no Default specified in Section 6.1(2) with respect to the Company occurs which is continuing at the end of the period;

                  (4) the deposit does not constitute a default under any other agreement binding on the Company and is not prohibited by Article 10;

                  (5) the Company delivers to the Trustee an Opinion of Counsel to the effect that the trust resulting from the deposit does not constitute, or is qualified as, a regulated investment company under the Investment Company Act of 1940;

                  (6) in the case of the legal defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel stating that
         (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling, or (ii) since the date of this Indenture there has been a change in the applicable Federal income tax law, in either case to the effect that, and based thereon such Opinion of Counsel shall confirm that, the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such defeasance had not occurred;

                  (7) in the case of the covenant defeasance option, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Securityholders will not recognize income, gain or loss for Federal income tax purposes as a result of such covenant defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such covenant defeasance had not occurred; and

                  (8) the Company delivers to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent to the defeasance and discharge of the Securities as contemplated by this Article 8 have been complied with.

     Before or after a deposit, the Company may make arrangements satisfactory to the Trustee for the redemption of Securities at a future date in accordance with Article 3.

     Section 8.3 Application of Trust Money. The Trustee shall hold in trust money or United States Government Obligations deposited with it pursuant to this
Article 8. It shall apply the deposited money and the money from United States Government Obligations through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on the Securities. Money and securities so held in trust are not subject to Article 10.

     Section 8.4 Repayment to Company. The Trustee and the Paying Agent shall promptly turn over to the Company upon request any excess money or securities held by them at any time.

     Subject to any applicable abandoned property law, the Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, and, thereafter, Securityholders entitled to the money must look to the Company for payment as general creditors.

     Section 8.5 Indemnity for Government Obligations. The Company shall pay and shall indemnify the Trustee against any tax, fee or other charge imposed on or assessed against deposited United States Government Obligations or the principal and interest received on such United States Government Obligations.

     Section 8.6 Reinstatement. If the Trustee or Paying Agent is unable to apply any money or United States Government Obligations in accordance with this
Article 8 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to this Article 8 until such time as the Trustee or Paying Agent is permitted to apply all such money or United States Government Obligations in accordance with this Article 8; provided, however, that, if the Company has made any payment of interest on or principal of any Securities because of the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the money or United States Government Obligations held by the Trustee or Paying Agent.

                                   ARTICLE 9
                                   Amendments

     Section 9.1 Without Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without notice to or consent of any
Securityholder:

               (1) to cure any ambiguity, omission, defect or inconsistency;

               (2) to comply with Article 5;

               (3) to provide for uncertificated Securities in addition to or in place of certificated Securities; provided, however, that the uncertificated Securities are issued in registered form for purposes of Section 163(f) of the Code or in a manner such that the uncertificated Securities are described in Section 163(f)(2)(B) of the Code;

               (4) to make any change in Article 10 that would limit or terminate the benefits available to any holder of Senior Debt (or Representatives therefor) under Article 10;

               (5) to add guarantees with respect to the Securities or to secure the Securities;

               (6) to add to the covenants of the Company for the benefit of the Holders or to surrender any right or power herein conferred upon the Company;

               (7) to comply with any requirements of the SEC in connection with qualifying, or maintaining the qualification of, this Indenture under the TIA; or

               (8) to make any change that does not adversely affect the rights of any Securityholder.

     An amendment under this Section may not make any change that adversely affects the rights under Article 10 of any holder of Senior Debt then outstanding unless the holders of such Senior Debt (or any group or representative thereof authorized to give a consent) consent to such change.

     After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

     Section 9.2 With Consent of Holders. The Company and the Trustee may amend this Indenture or the Securities without notice to any Securityholder but with the written consent of the Holders of at least a majority in principal amount of the Securities then outstanding (including consents obtained in connection with a tender offer or exchange for the Securities). However, without the consent of each Securityholder affected thereby, an amendment may not:

               (1) reduce the amount of Securities whose Holders must consent to an amendment;

               (2) reduce the rate of or extend the time for payment of interest on any Security;

               (3) reduce the principal of or extend the stated maturity of any Security;

               (4) reduce the premium payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed in accordance with Article 3;

               (5) make any Security payable in money other than that stated in the Security;

               (6) impair the right of any Holder of the Securities to receive payment of principal of and interest on such Holder's Securities on or after the due dates therefor or to institute suit for the enforcement of any payment on or with respect to such Holder's Securities;

               (7) make any change in Article 10 that adversely affects the rights of any Securityholder under Article 10;

               (8) make any change in Section 6.4 or 6.7 or the second sentence of this Section; or

               (9) make any change in the provisions described under paragraph 6 of the Securities.

     It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.

     An amendment under this Section may not make any change that adversely affects the rights under Article 10 of any holder of Senior Debt then outstanding unless the holders of such Senior Debt (or any group or representative thereof authorized to give a consent) consent to such change.

     After an amendment under this Section becomes effective, the Company shall mail to Securityholders a notice briefly describing such amendment. The failure to give such notice to all Securityholders, or any defect therein, shall not impair or affect the validity of an amendment under this Section.

     Section 9.3 Compliance with Trust Indenture Act. Every amendment to this Indenture or the Securities shall comply with the TIA as then in effect.

     Section 9.4 Revocation and Effect of Consents and Waivers. A consent to an amendment or a waiver by a Holder of a Security shall bind the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same debt as the consenting Holder's Security, even if notation of the consent or waiver is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent or waiver as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the date the amendment or waiver becomes effective. After an amendment or waiver becomes effective, it shall bind every Securityholder. An amendment or waiver becomes effective upon the execution of such amendment or waiver by the Trustee.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Securityholders entitled to give their consent or take any other action described above or required or permitted to be taken pursuant to this Indenture. If a record date is fixed, then notwithstanding the immediately preceding paragraph, those Persons who were Securityholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to give such consent or to revoke any consent previously given or to take any such action, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 120 days after such record date.

     Section 9.5 Notation on or Exchange of Securities. If an amendment changes the terms of a Security, the Trustee may require the Holder of the Security to deliver it to the Trustee. The Trustee may place an appropriate notation on the Security regarding the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Security shall issue and the Trustee shall authenticate a new Security that reflects the changed terms. Failure to make the appropriate notation or to issue a new Security shall not affect the validity of such amendment.

     Section 9.6 Trustee To Sign Amendments. The Trustee shall sign any amendment authorized pursuant to this Article 9 if the amendment does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may but need not sign it. In signing any amendment the Trustee shall be entitled to receive indemnity reasonably satisfactory to it and to receive, and (subject to Section 7.1) shall be fully protected in relying upon, an Officers' Certificate and an Opinion of Counsel stating that such amendment is authorized or permitted by this Indenture.

     Section 9.7 Payment for Consent. Neither the Company nor any Affiliate of the Company shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid to all Holders that so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

                                   ARTICLE 10
                                 Subordination

     Section 10.1 Subordinated Debt Subordinated to Senior Debt. The Company, for itself and its successors, and each Holder, by its acceptance thereof, agrees that the Subordinated Debt is and shall be subordinated in right of payment, to the extent and in the manner provided in this Article 10, to the prior payment in full of all Senior Debt. For the purposes of the Securities, Senior Debt shall be deemed not to have been paid in full until the holders or owners of the Senior Debt shall have received payment of all Senior Debt in cash and as long as any lender shall have any obligation under the Senior Loan Documents, the CMP Loan Documents, the Intersil Corporation Indenture or other agreement or instrument evidencing any obligations under any Senior Debt. This
Article 10 shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Debt, and such provisions are made for the benefit of the holders of Senior Debt, and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

     Section 10.2 No Payment on Subordinated Debt in Certain Circumstances.

               (1) Upon the maturity of all or any part of any Senior Debt by lapse of time, acceleration (unless waived in writing) or otherwise, all Senior Debt then due shall first be paid in full, or such payment duly provided for, in cash or cash equivalents in a manner satisfactory to the holders of such Senior Debt, before any payment is made on account of the Subordinated Debt, and until the Senior Debt is paid in full, any distribution to which the Holders would be entitled but for this Article 10 shall be made to holders of Senior Debt as their interests may appear.

               (2) In the event that any Payment Default shall have occurred and be continuing, unless and until such default shall have been cured or waived in writing, then no payment (including any payment which may be payable by reason of the payment of any other Indebtedness of the Company being subordinated to payment of the Subordinated Debt) shall be made by or on behalf of the Company for or on account of any Subordinated Debt, and the Holders shall not take or receive from the Company or any Subsidiary, directly or indirectly, in cash or other property, or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt. The Holder shall immediately deliver to the Representative any monies, securities or other property paid in violation of the preceding sentence and received by the Holder or its equivalent in cash, with proper endorsement or assignment if necessary, and prior to such delivery shall hold in trust, such monies, securities or other properties solely as trustee for and for the benefit of the Senior Creditors as set forth in this sentence.

               (3) Upon written notice from the Representative to the Company (which shall give prompt notice to the Trustee and the Holders) of a Non-payment Default and if such Non-payment Default shall not have been cured or waived in writing, no payment (including any payment which may be payable by reason of the payment of any other Indebtedness of the Company being subordinated to payment of the Subordinated Debt) shall be made by or on behalf of the Company for or on account of any Subordinated Debt, and the Holders shall not take or receive from the Company, directly or indirectly, in cash or other property or by set-off or in any other manner, including, without limitation, from or by way of collateral, payment of all or any of the Subordinated Debt, during the period (the "Payment Blockage Period") commencing on the date of receipt by the Company of such notice and ending (unless earlier terminated by notice from the Representative to the Company (which shall give prompt notice to the Trustee and any Holder), on the earlier of (A) the date when all Non-payment Defaults shall have been cured or waived in writing, (B) the date an Event of Default occurs under Section 6.1(2) or 6.1(3), (C) the date on which the Bank Debt, CMP Debt, or Intersil Corporation Notes are accelerated and declared immediately due and payable and (D) the date which is 180 days after the receipt by the Company of such notice of such Non-payment Default. The Securities shall not be subject to more than one Payment Blockage Period for Non-payment Defaults in any one 360-day period.

               (4) Nothing contained in this Article 10 will limit the right of the Trustee and any Holder to take any action to accelerate the maturity of the securities pursuant to Article 6 or to pursue, subject to Article 6, any rights or remedies hereunder; provided that so long as any Senior Debt remains outstanding neither the Trustee nor any Holder shall take any such action during the period (the "Remedies Blockage Period") commencing upon any Event of Default hereunder until the earlier of (A) the date when all Events of Default hereunder shall have been cured or waived in writing, (B) the date an Event of Default occurs under Section 6.1(2) or 6.1(3), (C) the date on which the Bank Debt, CMP Debt or Intersil Corporation Notes are accelerated and declared immediately due and payable and (D) the date which is 180 days after the date of the Senior Default; provided, further, that in the event that any Subordinated Debt is declared due and payable before its stated maturity, the holders of all Senior Debt shall be entitled to receive final and indefeasible payment in full of all amounts due or to become due (whether or not accelerated) on or in respect of all Senior Debt before the Holders are entitled to receive any payment (including any payment which may be payable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Subordinated Debt) by the Company on account of the Subordinated Debt. Each of the Trustee and the Holders shall immediately deliver to the Representative any monies, securities or other property received by the Holder or its equivalent in cash, with proper endorsement or assignment if necessary, and prior to such delivery shall hold in trust, such monies, securities or other properties solely as trustee for and for the benefit of the Senior Creditors as set forth in this sentence. The Securities shall not be subject to one or more Remedies Blockage Periods aggregating more than 180 days in any one 360-day period.

               (5) Nothing contained in this Article 10 shall prevent interest from accruing to the Securities as provided above until the Securities are paid in full.

     Section 10.3 Subordinated Debt Subordinated to Prior Payment of All Senior Debt on Dissolution. Upon any payment or distribution of all or any of the assets or securities of the Company of any kind or character upon any dissolution, winding up, liquidation, reorganization, arrangement, adjustment, protection, relief or other similar case or proceeding under any federal or state bankruptcy or similar law (whether voluntary or involuntary, in bankruptcy, insolvency, receivership, arrangement, reorganization or relief proceedings or upon any assignment for the benefit of creditors or any marshaling of the assets and liabilities of the Company or otherwise):

               (1) all Senior Debt shall first be entitled to be paid in full before the Holders are entitled to receive any payment on account of the Subordinated Debt; and

               (2) any payment or distribution in respect of the Subordinated Debt to which the Holders would be entitled except for the provisions of this Article 10 (including any payment that may be payable by reason of any other Indebtedness of the Company being subordinated to the payment of the Subordinated Debt), shall be paid by the Company, the liquidating trustee or agent or other person making such payment or distribution directly to the Agent (in the case of the Bank Debt) or to CMP (in the case of the CMP Debt) or to the holders of the other Senior Debt or their Representative or to the trustee under any indenture or other agreement (if any) pursuant to which Senior Debt may have been issued, as the case may be, for application to (in the case of cash), or as collateral (in the case of non-cash property or securities) for, the payment or prepayment in full of all Senior Debt remaining unpaid, after giving effect to any concurrent payment or distribution (in the case of cash) to the holders of such Senior Debt.

     Section 10.4 Holders to be Subrogated to Rights of Holders of Senior Debt. Upon final and indefeasible payment in full of all Senior Debt, the Holders shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of assets of the Company applicable to the Senior Debt until all Subordinated Debt shall be paid in full, and for the purpose of such subrogation no such payments or distributions to the holders of Senior Debt by or on behalf of the Company or by or on behalf of the Holders by virtue of this
Article 10 which otherwise would have been made to the Holders shall, as among the Company, its creditors other than the holders of Senior Debt and the Holders, be deemed to be payment by the Company to or on account of the Senior Debt, it being understood that the provisions of this Section 10.4 are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of Senior Debt, on the other hand.

     If any payment or distribution to which the Holders would otherwise have been entitled but for the provisions of this Article 10 shall have been applied, pursuant to the provisions of this Article 10, to the payment of all amounts payable under the Senior Debt, then and in such case, the Holders shall be entitled to receive from the holders of such Senior Debt at the time outstanding any payments or distributions received by such holders of Senior Debt in excess of the amount sufficient to pay holders of Senior Debt all amounts payable under or in respect of the Senior Debt in full unless the holders of Senior Debt are otherwise directed by a court of competent jurisdiction.

     Section 10.5 Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Debt. The Company agrees that it will not make any payment of any Subordinated Debt, or take any other action, in contravention of the provisions of this Article 10, and no right of any present or future holders of any Senior Debt to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of the Securities, regardless of any knowledge thereof which any such holder may have or with which any such holder may be otherwise charged. The holders of Senior Debt may amend, extend, supplement, increase, renew, refund, replace, refinance, restructure or otherwise modify the terms of the Senior Debt or any instrument or agreement evidencing or governing the same or any security therefor and release, sell or exchange any security therefor and otherwise deal freely with any Loan Party, all without affecting the liabilities and obligations of the Company and the Holders hereunder (provided that any such increase shall be limited by the restrictions contained in the definition of Senior Debt).

     Section 10.6 In Furtherance of Subordination.

               (1) All payments or distributions upon or with respect to the Subordinated Debt which are received by a Holder contrary to the provisions of this Article 10 shall be received and held by such Holder, in trust for the benefit of, shall be segregated from other funds and property held by such Holder for and shall be paid immediately over and delivered to the Representative of Senior Creditors in the same form as so received (with any necessary endorsement), for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the payment or prepayment in full of all Senior Debt of the Senior Creditors remaining unpaid, after giving effect to any concurrent payment or distribution (in the case of cash) to the holders of Senior Debt and shall be applied (A) first to the final and indefeasible payment in full of all Bank Debt, (B) next to the final and indefeasible payment in full of all CMP Debt, (C) next to the final and indefeasible payment in full of the Intersil Corporation Notes and
          (D) finally to the payment of any other Senior Debt on a pro rata basis.

               (2) The Company shall give prompt written notice to the Trustee and the Holders of any Senior Default under any Senior Debt or under any agreement pursuant to which Senior Debt may have been issued or of any dissolution, winding up, liquidation, reorganization or other event described in Section 10.3 relating to the Company; provided that, except as set forth in Section 10.8, the failure to give any such notice shall in no way affect the obligations of the Holders under, or the terms of subordination set forth in, this Article 10.

               (3) The Agent or the holders of Senior Debt (including the Trustee), as the case may be, are hereby authorized to demand specific performance of the provisions of this Article 10, whether or not the Company shall have complied with any of the provisions hereof applicable to it, at any time when the Company or the Holders, as the case may be, shall have failed to comply with any of the provisions of this Article 10 applicable to it. The Holders hereby irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance. The Holders hereby acknowledge that the provisions of this Article 10 are intended to be enforceable at all times, whether before or after the commencement of a proceeding referred to in Section 10.3.

     Section 10.7 Obligations of Company Unconditional. Nothing contained in this Article 10 is intended to or shall impair, as between the Company and the Holders, the obligations of the Company, which are absolute and unconditional, to pay to the Holder the principal of, premium, if any, on and interest on the Securities as and when the same shall become due and payable in accordance with its terms or is intended to or shall affect the relative rights of the Holders and creditors of the Company other than the holders of the Senior Debt, and, except as otherwise expressly provided herein, nothing contained herein shall prevent any Holder from exercising all remedies otherwise permitted by applicable law upon Default, subject to the rights, if any, under this Article 10 of the holders of such Senior Debt in respect of cash, property, security or securities of the Company received upon the exercise of any such remedy. Nothing contained in this Article 10 or in the Securities shall, except during the pendency of any dissolution, winding-up, liquidation, reorganization, recapitalization or readjustment of the Company, affect the obligation of the Company to make, or prevent the Company from making, at any time (except under the circumstances described in Section 10.2) payment of principal of or interest on the Securities.

     Upon any payment or distribution of assets of the Company referred to in this Article 10, the Holders shall be entitled to rely upon any unstayed, final, nonappealable order or decree made by any court of competent jurisdiction or upon any certificate of any agent or other person for the purpose of ascertaining the persons entitled to participate in any distribution, the holders of the Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.

     Section 10.8 Holder Entitled to Assume Payments Not Prohibited in Absence of Notice. No Holder shall at any time be charged with the knowledge of the existence of any facts which would prohibit the making of any payment to such Holder, unless and until the Holder shall have received written notice thereof from the Company or one or more holders of Senior Debt or from the Agent or Representative therefor; and, prior to the receipt of any such written notice (and absent actual notice to the contrary on the part of the Holder), that Holder shall be entitled to assume conclusively that no such facts exist. Nothing contained in this Article 10 shall limit the right of the holders of Senior Debt to recover payments as contemplated elsewhere in this Article 10. Any Holder shall be entitled to rely on the delivery to it of, and upon such delivery will be charged with knowledge of the existence of, a written notice by a person representing himself or itself to be a holder of such Senior Debt (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Debt or a trustee on behalf of any such holder.

     Section 10.9 Rights in Insolvency Proceedings. Each Holder irrevocably authorizes and empowers the Representative of the Senior Creditors in any proceeding defined in Sections 6.1(2) and (3) (an "Insolvency Proceeding") involving or relating to the Subordinated Debt to file a proof of claim on behalf of that Holder with respect to the Subordinated Debt if that Holder fails to file proof of its claims prior to 30 days before the expiration of the time period during which such claims must be submitted to accept and receive any payment or distribution which may be payable or deliverable at any time upon or in respect of the Subordinated Debt in an amount not in excess of the Agent's portion of the Senior Debt then outstanding and to take such other action as may be reasonably necessary to effectuate the foregoing. That Holder shall provide to the Agent all information and documents reasonably necessary to present claims or seek enforcement as aforesaid. Each Holder agrees that even though it shall retain the right to vote its claims and otherwise act in any such Insolvency Proceedings relative to the Company (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), that Holder shall not take any action or vote in any way so as to contest (i) the validity or the enforceability of the Credit Agreement, the Senior Loan Documents or the liens and security interests to the extent granted to the Agent by the Company with respect to the Bank Debt, (ii) the validity or the enforceability of the CMP Subordinated Credit Agreement or the CMP Loan Documents, (iii) the validity or enforceability of the Intersil Corporation Indenture, (iv) the rights of the Lenders established in the Credit Agreement, the Senior Loan Documents or any security documents with respect to such liens and security interests, (iv) the rights of CMP established in the CMP Subordinated Credit Agreement or the CMP Loan Documents, or (v) the validity or enforceability of terms of subordination set forth herein or any agreement or instrument to the extent evidencing or relating to the Senior Debt. The holders of Senior Debt agree that as a condition to each Holder's obligations in this paragraph, while they shall retain the right to vote the Senior Debt and otherwise act in any such reorganization proceeding relative to the Company (including, without limitation, the right to vote or accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition or extension), they shall not take any action or vote in any way so as to contest the enforceability of the Securities or any other agreement or instrument to the extent evidencing or relating to the Subordinated Debt.

     Section 10.10 Waiver of Consolidation. Each Holder of the Securities agrees that it will not at any time insist upon, plead, or in any manner whatsoever, seek the entry of any order or judgment, or take the benefit or advantage of, any substantive consolidation, piercing of the corporate veil or any other order or judgment that causes an effective combination of the assets and liabilities of the Company and any other individual, corporation, partnership or joint venture in any Insolvency Proceeding.

     Section 10.11 Miscellaneous.

                  (1) Each of the Holders and the Company will, at the Company's expense and at any time and from time to time, promptly execute and deliver all further instruments and documents, and take all further action that may be reasonably necessary or desirable, or that the Agent or any Representative of the Senior Creditors may reasonably request, in order to protect any right or interest granted or purported to be granted by the provisions of this Article 10 or to enable the Agent to exercise and enforce its rights and remedies hereunder.

                  (2) All rights and interests under this Article 10 of the holders of the Bank Debt, CMP Debt, the Agent or the holders of the Intersil Corporation Notes and any other holder of Senior Debt, and all agreements and obligations of the Holders and the Company under this
         Article 10, shall remain in full force and effect irrespective of:

                    (a) any lack of validity or enforceability of any Senior
               Loan Document, any CMP Loan Document or any other agreement or instrument relating thereto or to any Senior Debt;

                    (b) any amendment, extension, renewal, increase, supplement, refunding, replacement, refinancing or other modification in the time, manner or place of payment of, or in any other term of, all or any of the Bank Debt, CMP Debt, the Intersil Corporation Notes or any other Senior Debt, or any other amendment, extension, renewal or waiver of or any consent to any departure from any Senior Loan Document or any CMP Loan Document or any other agreement or instrument relating thereto or to any other Senior Debt, including, without limitation, any increase in obligations resulting from the extension of additional credit to any Loan Party or any of its subsidiaries or otherwise (provided that nothing in this paragraph shall operate to make any Indebtedness that would not otherwise qualify as Senior Debt so qualify).

                    (c) any taking, exchange, release or non-perfection of any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Bank Debt, CMP Debt, the Intersil Corporation Notes or any other Senior Debt;

                    (d) any manner of application of collateral, or proceeds
               thereof, to all or any of the Bank Debt, CMP Debt or any other Senior Debt, or any manner of sale or other disposition of any collateral for all or any of the Bank Debt, CMP Debt, or any other Senior Debt, or any other assets of any Loan Party or any of its subsidiaries;

                    (e) any change, restructuring or termination of the
               corporate structure or existence of any Loan Party or any of its subsidiaries; or

                    (f) any other circumstance which might otherwise constitute a defense available to, or a discharge of, any Loan Party or a subordinated creditor.

          (3) The provisions of this Article 10 shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any Senior Debt is rescinded or must otherwise be returned by the Agent, any holder of Bank Debt or CMP Debt, any holder of the Intersil Corporation Notes or any other holder of Senior Debt upon the insolvency, bankruptcy or reorganization of any Loan Party or otherwise, all as though such payment had not been made.

          (4) Each of the Holders and the Company each hereby waives (to the extent each may lawfully do so) promptness, diligence, notice of acceptance and any other notice with respect to any of the Senior Debt and this
     Article 10 and any requirement that the Agent, any holder of Bank Debt, any holder of CMP Debt, or any other holder of Senior Debt protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Company or any other person or entity or any collateral.

          (5) No failure on the part of the Agent, any holder of Bank Debt, any holder of CMP Debt, any holder of the Intersil Corporation Notes or any other holder of Senior Debt to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies hereunder provided are cumulative and not exclusive of any remedies provided by law.

          (6) The provisions of this Article 10 constitute a continuing agreement and shall (A) remain in full force and effect until all Senior Debt shall have been finally and indefeasibly paid in full, (B) be binding upon the Holders and the Company and their successors and assigns, and (C) inure to the benefit of and be enforceable by any holders of Bank Debt, any holders of CMP Debt, the Agent, the Intersil Corporation Trustee, any holder of the Intersil Corporation Notes, any other holder of Senior Debt and their successors, transferees and assigns.

     Section 10.12 Subrogation. After all Senior Debt of the Company is paid in full in cash and until the Securities are paid in full, Securityholders shall be subrogated to the rights of holders of such Senior Debt to receive distributions applicable to such Senior Debt. A distribution made under this Article 10 to holders of such Senior Debt which otherwise would have been made to Securityholders is not, as between the Company and Securityholders, a payment by the Company on such Senior Debt.

     Section 10.13 Relative Rights. This Article 10 defines the relative rights of Securityholders and holders of Senior Debt of the Company. Nothing in this Indenture shall:

          (1) impair, as between the Company and Securityholders, the obligation of the Company, which is absolute and unconditional, to pay principal of and interest on the Securities in accordance with their terms; or

          (2) prevent the Trustee or any Securityholder from exercising its available remedies upon a Default, subject to the rights of holders of Senior Debt of the Company to receive distributions otherwise payable to Securityholders.

     Section 10.14 Rights of Trustee and Paying Agent. Notwithstanding Section 10.5, the Trustee or Paying Agent may continue to make payments on the Securities and shall not be charged with knowledge of the existence of facts that would prohibit the making of any such payments unless, not less than two Business Days prior to the date of such payment, a Trust Officer of the Trustee receives notice satisfactory to it that payments may not be made under this
Article 10. The Company, the Registrar or co-registrar, the Paying Agent, a Representative or a holder of Senior Debt may give the notice.

     The Trustee in its individual or any other capacity may hold Senior Debt of the Company with the same rights it would have if it were not Trustee. The Registrar and co-registrar and the Paying Agent may do the same with like rights. The Trustee shall be entitled to all the rights set forth in this
Article 10 with respect to any Senior Debt of the Company which may at any time be held by it, to the same extent as any other holder of such Senior Debt; and nothing in Article 7 shall deprive the Trustee of any of its rights as such holder. Nothing in this Article 10 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 7.7.

     Section 10.15 Distribution or Notice to Representative. Whenever a distribution is to be made or a notice given to holders of Senior Debt of the Company, the distribution may be made and the notice given to their Representative (if any).

     Section 10.16 Article 10 Not To Prevent Events of Default or Limit Right To Accelerate. The failure to make a payment pursuant to the Securities by reason of any provision in this Article 10 shall not be construed as preventing the occurrence of a Default. Nothing in this Article 10 shall have any effect on the right of the Securityholders or the Trustee to accelerate the maturity of the Securities.

     Section 10.17 Trust Moneys Not Subordinated. Notwithstanding anything contained herein to the contrary, payments from money or the proceeds of United States Government Obligations held in trust under Article 8 by the Trustee for the payment of principal of and interest on the Securities shall not be subordinated to the prior payment of any Senior Debt or subject to the restrictions set forth in this Article 10, and none of the Securityholders shall be obligated to pay over any such amount to the Company or any holder of Senior Debt of the Company or any other creditor of the Company, so long as the foregoing subordination provisions contained in this Article 10 were not violated at the time the respective amounts were deposited pursuant to the defeasance provisions of Article 8.

     Section 10.18 Trustee Entitled To Rely. Upon any payment or distribution pursuant to this Article 10, the Trustee and the Securityholders shall be entitled to rely (i) upon any order or decree of a court of competent jurisdiction in which any proceedings of the nature referred to in Section 10.2 are pending, (ii) upon a certificate of the liquidating trustee or agent or other Person making such payment or distribution to the Trustee or to the Securityholders or (iii) upon the Representatives for the holders of Senior Debt of the Company for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of such Senior Debt and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10. In the event that the Trustee determines, in good faith, that evidence is required with respect to the right of any Person as a holder of Senior Debt of the Company to participate in any payment or distribution pursuant to this Article 10, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of such Senior Debt held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and other facts pertinent to the rights of such Person under this Article 10, and, if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment. The provisions of Sections 7.1 and 7.2 shall be applicable to all actions or omissions of actions by the Trustee pursuant to this Article 10.

     Section 10.19 Trustee To Effectuate Subordination. Each Securityholder by accepting a Security authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to acknowledge or effectuate the subordination between the Securityholders and the holders of Senior Debt of the Company as provided in this Article 10 and appoints the Trustee as attorney-in-fact for any and all such purposes.

     Section 10.20 Trustee Not Fiduciary for Holders of Senior Debt. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and shall not be liable to any such holders if it shall mistakenly pay over or distribute to Securityholders or the Company or any other Person, money or assets to which any holders of Senior Debt of the Company shall be entitled by virtue of this Article 10 or otherwise.

     Section 10.21 Reliance by Holders of Senior Debt on Subordination Provisions. Each Securityholder by accepting a Security acknowledges and agrees that the foregoing subordination provisions are, and are intended to be, an inducement and a consideration to each holder of any Senior Debt of the Company, whether such Senior Debt was created or acquired before or after the issuance of the Securities, to acquire and continue to hold, or to continue to hold, such Senior Debt and such holder of such Senior Debt shall be deemed conclusively to have relied on such subordination provisions in acquiring and continuing to hold, or in continuing to hold, such Senior Debt.

                                   ARTICLE 11
                                 Miscellaneous

     Section 11.1 Trust Indenture Act Controls. If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

     Section 11.2 Notices. Any notice or communication shall be in writing and delivered in person or mailed by first-class mail addressed as follows:

     if to the Company:


                                    Intersil Holding Corporation
                                    2401 Palm Bay Road NE
                                    Building 53 M/S 53/198
                                    Palm Bay, FL 32905
                                    Telecopy number: (407) 729-5392
                                    Attention:  General Counsel

     with required copies to:

                                    Citicorp Venture Capital Ltd.
                                    399 Park Avenue
                                    Sixth Floor
                                    New York, New York 10043
                                    Telecopy number: (212) 888-2940
                                    Attention: Paul C. ("Chip") Schorr, IV

                                    and

                                    Dechert Price & Rhoads
                                    4000 Bell Atlantic Tower
                                    1717 Arch Street
                                    Philadelphia, Pennsylvania 19103
                                    Telecopy number: (215) 994-2222
                                    Attention: G. Daniel O'Donnell

     if to the Trustee:

                                    United States Trust Company of New York
                                    114 West 47th Street
                                    New York, NY  10036
                                    Telecopy number: (215) 252-1627
                                    Attention: Corporate Trust Division

     The Company or the Trustee by notice to the other may designate additional or different addresses for subsequent notices or communications.

     Any notice or communication mailed to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the registration books of the Registrar and shall be sufficiently given if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not the addressee receives it.

     Section 11.3 Communication by Holders with Other Holders. Securityholders may communicate pursuant to TIA ss. 312(b) with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss. 312(c).

     Section 11.4 Certificate and Opinion as to Conditions Precedent. Upon any request or application by the Company to the Trustee to take or refrain from taking any action under this Indenture, the Company shall furnish to the
Trustee:

          (1) an Officers' Certificate in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with; and

          (2) an Opinion of Counsel in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Section 11.5 Statements Required in Certificate or Opinion. Each certificate or opinion with respect to compliance with a covenant or condition provided for in this Indenture shall include:

          (1) a statement that the individual making such certificate or opinion has read such covenant or condition;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether or not, in the opinion of such individual, such covenant or condition has been complied with.

     Section 11.6 When Securities Disregarded. In determining whether the Holders of the required principal amount of Securities have concurred in any direction, waiver or consent, Securities owned by the Company or by any Person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company shall be disregarded and deemed not to be outstanding, except that, for the purpose of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Securities which the Trustee knows are so owned shall be so disregarded. Also, subject to the foregoing, only Securities outstanding at the time shall be considered in any such determination.

     Section 11.7 Rules by Trustee, Paying Agent and Registrar. The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and the Paying Agent may make reasonable rules for their functions.

     Section 11.8 Legal Holidays. A "Legal Holiday" is a Saturday, a Sunday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday, payment shall be made on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period. If a regular record date is a Legal Holiday, the record date shall not be affected.

     Section 11.9 Governing Law. This Indenture and the Securities shall be governed by, and construed in accordance with, the laws of the State of New York but without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

     Section 11.10 No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

     Section 11.11 Successors. All agreements of the Company in this Indenture and the Securities shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

     Section 11.12 Multiple Originals. The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Indenture.

     Section 11.13 Table of Contents; Headings. The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

     IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed as of the date first written above.

                                          INTERSIL HOLDING CORPORATION

                                          By: /s/ Daniel J. Heneghan
                                              ----------------------------
                                              Daniel J. Heneghan
                                              Vice President



                                          UNITED STATES TRUST COMPANY
                                          OF NEW YORK

                                          By: /s/ Gerard Ganey
                                              ----------------------------
                                              Gerard Ganey
                                              Sr. Vice President

                                                                       EXHIBIT A


                           [FORM OF FACE OF SECURITY]

No. _______                                                            $

                 11.13% Subordinated Pay-In-Kind Notes Due 2010

     Intersil Holding Corporation, a Delaware corporation, promises to pay to Harris Corporation, or registered assigns, the principal sum of ______________ on _________________, 2010.

     Interest Payment Dates: January 31 and July 31

     Record Dates: January 15 and July 15

     Additional provisions of this Security are set forth on the other side of this Security.

Dated: _____________________, _______

                                          INTERSIL HOLDING CORPORATION,

                                          By:
                                             ----------------------------
                                             Name:
                                             Title:

                                          By:
                                             ----------------------------
                                             Name:
                                             Title:


TRUSTEE'S CERTIFICATE OF
AUTHENTICATION

United States Trust Company of New York
   as Trustee, certifies that
   this is one of the Securities
   referred to in the Indenture.


By:
    ---------------------------
      Authorized Signatory

                       [FORM OF REVERSE SIDE OF SECURITY]

                  11.13% Subordinated Pay-In-Kind Note Due 2010

     1. Interest

     Intersil Holding Corporation, a Delaware corporation (such corporation, and its successors and assigns under the Indenture hereinafter referred to, being herein called the "Company"), promises to pay interest on the principal amount of this Security at the rate per annum shown above. The Company will pay interest semiannually on January 31 and July 31 of each year (each date of payment being an "Interest Payment Date"). Interest on the Securities will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from August 13, 1999. Interest will be computed on the basis of a 360-day year of twelve 30-day months. The Company shall pay interest on overdue principal at the rate borne by the Securities, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

     2. Method of Payment

     The Company will pay interest on the Securities (except defaulted interest) to the Persons who are registered holders of Securities at the close of business on January 15 or July 15 next preceding the interest payment date even if Securities are canceled after the record date and on or before the interest payment date. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company shall pay principal, premium, if any, and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts, except that interest may, at the option and in the sole discretion of the Company, be paid in additional Securities (the "Additional Securities"). If the Company elects to issue Additional Securities in lieu of cash payment of interest due on any Security on any Interest Payment Date, the Company shall give written notice of such election to the Trustee on or before, but not more than 45 days prior to, the record date for the applicable Interest Payment Date, and execute Additional Securities, dated the date of such Interest Payment Date, in a principal amount equal to the amount of cash interest due but not paid in cash on such Interest Payment Date; provided, however, that without limiting the Company's obligation to make interest payments on the dates provided therefor in cash or Additional Securities, the failure to give such notice shall not obligate the Company to make an interest payment in cash if it would otherwise be permitted to make such payment with Additional Securities which payment may be so made during any permitted grace period; provided further, however that the Trustee receives notice of such election by the Company 10 days prior to the Interest Payment Date. The issuance of such

Additional Securities shall constitute payment in full of the interest in lieu of cash payment of which such Additional Securities are issued. Each issuance of Additional Securities in lieu of cash payments of interest on the Securities shall be made pro rata with respect to the outstanding Securities, provided that the Company may at its option pay cash in lieu of issuing Additional Securities in any denomination of less than $1,000 as selected by the Company. Cash payments in respect of Securities (including principal, premium and interest) will be made by wire transfer of immediately available funds to the accounts specified by the holders thereof or, if no United States dollar account maintained by the payee with a bank in the United States is designated by any holder to the Trustee or the Paying Agent at least 30 days prior to the relevant due date for payment (or such other date as the Trustee may accept in its discretion), by mailing a check to the registered address of such holder.

     Each Additional Security shall be subject to the same terms and conditions as the Securities, including, without limitation, the provisions of Article 10 of the Indenture.

     3. Paying Agent and Registrar

     Initially, United States Trust Company of New York, a New York banking corporation ("Trustee"), will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent, Registrar or co-registrar without notice. The Company or any of its domestically incorporated Wholly Owned Subsidiaries may act as Paying Agent, Registrar or co-registrar.

     4. Indenture

     The Company issued the Securities under an Indenture dated as of August 13, 1999 ("Indenture"), between the Company and the Trustee. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S.C. ss.ss. 77aaa-77bbbb) as in effect on the date of the Indenture (the "Act"). Terms defined in the Indenture and not defined herein have the meanings ascribed thereto in the Indenture. The Securities are subject to all such terms, and Securityholders are referred to the Indenture and the Act for a statement of those terms.

     The Securities are general unsecured obligations of the Company. The Company shall be entitled to issue Additional Securities pursuant to Section
2.13 of the Indenture. The Initial Securities issued on the Issue Date and any Additional Securities will be treated as a single class for all purposes under the Indenture. The Indenture limits, among other things (i) the payment of dividends on capital stock of the Company and the purchase, redemption or retirement of capital stock or subordinated indebtedness, (ii) certain transactions with Affiliates, (iii) sales of assets, including capital stock of subsidiaries and (iv) certain consolidations, mergers and transfers of assets. The Indenture also prohibits certain restrictions on distributions from subsidiaries. All of these limitations and prohibitions, however, are subject to a number of important qualifications contained in the Indenture.

     5. Optional Redemption

     The Company may, at any time and from time to time, redeem the Securities, in whole or in part, at a redemption price equal to the principal amount being redeemed plus accrued and unpaid interest, if any, to the date of redemption (the "Redemption Price").

     6. Special Redemption

     (a) Change in Control. Upon the occurrence of a Change in Control, the Company shall, upon the expiration of any offer to purchase or repayment or redemption of any Senior Debt required as a result of such Change in Control, redeem the Securities in full at the Redemption Price. For purposes of this Paragraph 6(a), the term "Change in Control" shall mean (i) prior to the first Public Equity Offering, the Permitted Holders cease to be the "beneficial owner" (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of a majority in the aggregate of the total voting power of the voting stock of the Company, whether as a result of issuance of securities of the Company, any merger, consolidation, liquidation or dissolution of the Company, any direct or indirect transfer of securities by the Permitted Holders or otherwise (for purposes of this clause (i) and clauses (iii) and (v) below, the Permitted Holders shall be deemed to beneficially own any voting stock of any entity held by any other entity (the "parent entity") so long as the Permitted Holders beneficially own (as so defined), directly or indirectly, in the aggregate a majority of the voting power of the voting stock of the parent entity; provided, however, that notwithstanding the foregoing CVC shall be deemed to beneficially own a majority of the voting power of the voting stock of Sterling (or any successor) so long as CVC, employees, officers and directors of CVC and companies, partnerships and other entities at least a majority of the equity in which is held in the aggregate by CVC and its employees, officers and directors hold in the aggregate no less than a majority of the economic interests in Sterling (or such successor)), or (ii) all or substantially all of the assets of the Company and its Subsidiaries (taken as a whole) shall be transferred or leased to any Person or group of Persons, or (iii) the Company shall cease to own 100% of the outstanding capital stock of Intersil Corporation, or (iv) a majority of the members of the Board of Directors of the Company cease to be Continuing Directors, or (v) after a Public Equity Offering, any "person" (as such term is used in Sections 13(d) and 14(d) of the Exchange
Act), other than one or more Permitted Holders, is or becomes the beneficial owner (as defined in clause (i) above, except that for purposes of this clause
(v) such person shall be deemed to have "beneficial ownership" of all shares that any such person has the right to acquire, whether such right is exercisable immediately or only after the passage of time), directly or indirectly, of more than the greater of 35% of the aggregate voting common stock of the Company then outstanding or the total voting power of the voting stock of the Company then held by CVC and its Permitted Transferees (as defined in the Stockholders Agreement). As used herein, (1) the term "Permitted Holders" shall mean (i) CVC,
(ii) any officer, employee or director of CVC or any trust, partnership or other entity established solely for the benefit of such officers, employees or directors, (iii) any officer, employee or director of the Company, Intersil Corporation or any Subsidiary or any trust, partnership or other entity established solely for the benefit of such officers, employees or directors, and
(iv) in the case of any individual, any Permitted Transferee of such individual (as defined in the Stockholders Agreement), except a Permitted Transferee by virtue of Section 4.4(b)(iv) thereof; provided, however, that in no event shall individuals collectively be deemed to be "Permitted Holders" with respect to more than 30% of the total voting power of the Company,
(2) the term "Public Equity Offering" shall mean a primary public offering of Capital Stock (or securities convertible into or exchangeable for Capital Stock) of the Company, Intersil Corporation, any direct or indirect parent of the Company (except CVC or any direct or indirect parent of CVC) (each, a "Parent") or any Subsidiary pursuant to an effective registration statement filed under the Securities Act other than a registration statement filed on Form S-8 or any successor form and other than any registration statement filed in connection with any issuance of Capital Stock (or securities convertible into or exchangeable for Capital Stock) in connection with the original issuance of the Securities and (3) "Continuing Director" means any member of the Board of Directors who (i) was a member of such Board of Directors on the date hereof, or
(ii) was nominated for election or elected to the Board of Directors with, or whose election to the Board of Directors was approved by, the affirmative vote of a majority of the Continuing Directors who were members of such Board of Directors at the time of such nomination or election, or (iii) became a member of the Board of Directors pursuant to the Stockholders Agreement.

     (b) Primary Offerings. Upon the consummation of the initial Public Equity Offering, the Company shall apply, or cause to be applied, the first $50,000,000 of net cash proceeds received from such initial Public Equity Offering to repay Senior Debt to the extent required by such Senior Debt and to the extent then outstanding, and the Company shall pay 50% of the net cash proceeds received by the issuer from such initial Public Equity Offering in excess of the first $50,000,000 of net cash proceeds to redeem all or part of the Securities to the extent then outstanding at the Redemption Price. On the date on which any subsequent Public Equity Offering is consummated, the Company shall pay an amount equal to 50% of the net cash proceeds to the issuer from such Public Equity Offering to redeem all or part of the Securities to the extent then outstanding at the Redemption Price. Notwithstanding the foregoing, (i) the Company or any direct or indirect Subsidiary or Parent of the Company shall be permitted to sell in the aggregate up to 10% of such Person's Capital Stock outstanding on the date hereof (after giving pro forma effect to such issuance) to a qualified institutional buyer ("QIB") as such term is defined in Rule 144A promulgated under the Securities Act ("Rule 144A") organized under the laws of the United States or any State thereof, pursuant to Rule 144A without being obligated to redeem the Securities and (ii) the Company shall be permitted to issue and/or sell in the aggregate up to 30% of the amount of Capital Stock of the Company outstanding as of the date hereof (after giving pro forma effect to such issuance) to acquire all of the ownership interests in or all or substantially all of the assets of any Person, provided that the Company shall not issue and/or sell more than 15% (after giving pro forma effect to such issuance) of the amount of the Capital Stock of the Company outstanding as of the date hereof in connection with any one such acquisition.

     (c) Secondary Sales of Capital Stock. So long as Harris Corporation or any of its Affiliates is the holder of at least 50% of the Securities, the Company shall redeem the Securities in full upon a Sale; provided that the Redemption Price in respect of such obligation shall not be deemed payable until 5 days after the Company receives notice of, or the senior executive officers of the Company obtain knowledge of, such Sale. The term "Sale" shall mean a direct or indirect transfer by any Permitted Holder (including by means of a business combination transaction or a redemption) of any Capital Stock of the Company (or any other securities of the Company (or a successor to the Company) received on account of ownership of such Capital Stock, including all securities issued in connection with any merger, consolidation, stock dividend, stock distribution, stock split, stock combination, recapitalization, reclassification, subdivision, conversion or similar transaction in respect thereof) (the "Principal Securities") other than
(i) transfers to a Permitted Transferee (as defined in the Stockholders Agreement (other than pursuant to Section 4.4(b)(iv) thereof)), (ii) transfers to the Company pursuant to the Company's exercise of its option to purchase such Principal Securities under Sections 6.3 or 6.4 of the Stockholders Agreement,
(iii) transfers by the Management Investors party to the Stockholders Agreement of Principal Securities in one or more transactions (whether or not related) in an aggregate amount not in excess of 3% of the amount of capital stock of the Company outstanding as of the date hereof made following and in accordance with the good faith determination by the Board of Directors of the Company that such transfers are appropriate and (iv) transfer by Sterling or CVC of up to 3% of the amount of capital stock of the Company outstanding as of the date hereof including up to $3,000,000 in liquidation value of Series A Preferred to a QIB if CVC determines that such transfers are advisable to assure compliance with any regulatory requirements applicable to Sterling or CVC, based upon the advice of CVC's internal regulatory counsel.

     (d) Restricted Payments. The Company shall redeem the Securities in full to the extent then outstanding immediately upon any violation of Section 4.5 of the Indenture.

     (e) Limitations on Redemption Obligations. Anything in this Paragraph 6 to the contrary notwithstanding, except in the case of a redemption required by the first sentence of Paragraph 6(b), the Company shall not be obligated to redeem all or any of the Securities to the extent the Company is prohibited from doing so by the terms of any Senior Debt outstanding at the time of the occurrence of the event giving rise to such requirement to redeem.

     (f) Interest on Securities Called for Redemption. On and after the redemption date, interest will cease to accrue on the Securities or portion thereof called for redemption.

     7. Notice of Redemption

     Except as set forth in paragraph 6 above, notice of optional redemption will be mailed at least 30 days but not more than 60 days before the redemption date to each Holder of Securities to be redeemed at his registered address. Securities in denominations larger than $1,000 may be redeemed in part but only in whole multiples of $1,000. If money sufficient to pay the redemption price of and accrued interest on all Securities (or portions thereof) to be redeemed on the redemption date is deposited with the Paying Agent on or before the redemption date and certain other conditions are satisfied, on and after such date interest ceases to accrue on such Securities (or such portions thereof) called for redemption.

     8. Subordination

     The Securities are subordinated to Senior Debt, as defined in the Indenture. To the extent provided in the Indenture, Senior Debt must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to the subordination provisions contained in the Indenture and authorizes the Trustee to give it effect and appoints the Trustee as attorney-in-fact for such purpose.

     9. Denominations; Transfer; Exchange

     The Securities are in registered form without coupons in denominations of $1,000 and whole multiples of $1,000; provided, however, that Additional Securities may be issued in denominations of less than $1,000 or in other than whole multiples of $1,000. A Holder may transfer or exchange Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements or transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Securities selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed) or any Securities for a period of 15 days before a selection of Securities to be redeemed or 15 days before an interest payment date.

     10. Persons Deemed Owners

     The registered Holder of this Security may be treated as the owner of it for all purposes.

     11. Unclaimed Money

     If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

     12. Discharge and Defeasance

     Subject to certain conditions, the Company at any time may terminate some or all of its obligations under the Securities and the Indenture if the Company deposits with the Trustee money or United States Government Obligations for the payment of principal and interest on the Securities to redemption or maturity, as the case may be.

     13. Amendment; Waiver

     Subject to certain exceptions set forth in the Indenture, (i) the Indenture or the Securities may be amended with the written consent of the Holders of at least a majority in principal amount outstanding of the Securities and (ii) any default or noncompliance with any provision may be waived with the written consent of the Holders of a majority in principal amount outstanding of the Securities. Subject to certain exceptions set forth in the Indenture, without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, omission, defect or inconsistency, or to comply with Article 5 of the Indenture, or to provide for uncertificated Securities in addition to or in place of certificated Securities, or to add guarantees with respect to the Securities or to secure the Securities, or to add additional covenants or surrender rights and powers conferred on the Company, or to comply with any request of the SEC in connection with qualifying the Indenture under the Act, or to make certain changes in the subordination provisions or to make any change that does not adversely affect the rights of any Securityholder.

     14. Default and Remedies

     Under the Indenture, Events of Default include (i) default in payment of interest on the Securities; (ii) default in payment of principal on the Securities at maturity, upon redemption pursuant to paragraph 5 of the Securities, upon acceleration or otherwise; (iii) failure by the Company to comply with other agreements in the Indenture or the Securities, subject to notice and lapse of time; (iv) certain accelerations (including failure to pay within any grace period after final maturity) of other Indebtedness of the Company if the amount accelerated (or so unpaid) exceeds $10,000,000, subject to notice and lapse of time; and (v) certain events of bankruptcy or insolvency with respect to the Company and the Significant Subsidiaries. If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the Securities may declare all the Securities to be due and payable immediately, subject to certain conditions. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities being due and payable immediately upon the occurrence of such Events of Default.

     Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity or security. Subject to certain limitations, Holders of a majority in principal amount of the Securities may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in payment of principal or interest) if it determines that withholding notice is in the interest of the Holders.

     15. Trustee Dealings with the Company

     Subject to certain limitations imposed by the Act, the Trustee under the Indenture, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

     16. No Recourse Against Others

     A director, officer, employee or stockholder, as such, of the Company or the Trustee shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

     17. Authentication

     This Security shall not be valid until an authorized signatory of the Trustee (or an authenticating agent) manually signs the certificate of authentication on the other side of this Security.

     18. Abbreviations

     Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (=tenants in common), TEN ENT (=tenants by the entireties), JT TEN (=joint tenants with rights of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gift to Minors
Act).

     19. CUSIP Numbers

     Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures the Company has caused CUSIP numbers to be printed on the Securities and has directed the Trustee to use CUSIP numbers in notices of redemption as a convenience to Securityholders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

     20. Governing Law

     THIS SECURITY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK BUT WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

     The Company will furnish to any Securityholder upon written request and without charge to the Securityholder a copy of the Indenture which has in it the text of this Security in larger type. Requests may be made to:

                                          Intersil Holding Corporation
                                          2401 Palm Bay Road NE
                                          Palm Bay, FL  32905
                                          Attention: Chief Financial Officer

                    ----------------------------------------
                                 ASSIGNMENT FORM

To assign this Security, fill in the form below:

I or we assign and transfer this Security to

         (Print or type assignee's name, address and zip code)

         (Insert assignee's soc. sec. or tax I.D. No.)

and irrevocably appoint                 agent to transfer this Security on the
books of the Company. The agent may substitute another to act for him.


Date: ________________ Your Signature: _____________________________________

____________________________________________________________________________

Sign exactly as your name appears on the other side of this Security.